ONE PRICE CLOTHING STORES, INC. AND SUBSIDIARIES

EXHIBIT 10(d) - Mortgage and Security Agreement by and between First Union National bank, as Mortgagee and One Price Realty, Inc., as Mortgagor dated June 17, 1997


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Loan Number 19-5113985

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                             ONE PRICE REALTY, INC.,
                                  as Mortgagor

                                       to


                                                FIRST UNION NATIONAL BANK,
                                                       as Mortgagee
                                               ---------------------------


                                             MORTGAGE AND SECURITY AGREEMENT
                                               ---------------------------

                                                    Date: June 17, 1997

                                     PREPARED BY AND UPON RECORDATION RETURN TO:

                                                  Graham & James LLP
                                                   885 Third Avenue
                                                       24th Floor
                                                New York, New York 10022

                                              Attention: Abby Wenzel, Esq.



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                                                         -1-

                                           MORTGAGE AND SECURITY AGREEMENT

                  THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made as of June 17, 1997 by ONE PRICE REALTY, INC., a South Carolina, corporation, as Mortgagor ("Mortgagor"), whose address is HWY. 290 - Commerce Park, 1875 East Main Street, Suite B, P.O. Box 147, Duncan, South Carolina 29334, to FIRST UNION NATIONAL BANK, a national banking association, as Mortgagee ("Mortgagee"), whose address is One First Union Center DC-6, Charlotte, North Carolina 28288-0166.

                                               W I T N E S S E T H:

THAT FOR AND IN CONSIDERATION OF THE SUM OF TEN AND NO/100 DOLLARS ($10), AND OTHER VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, MORTGAGOR HEREBY IRREVOCABLY MORTGAGES, GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS, PLEDGES, SETS OVER AND ASSIGNS, WITH POWER OF SALE, all of Mortgagor's estate, right, title and interest in, to and under any and all of the following described property, whether now owned or hereafter acquired by Mortgagor (collectively, the "Mortgaged Property"):

                  A. All that certain real property situated in the County of Spartanburg, State of South Carolina, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Premises"), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining thereto, and all of the estate, right, title, interest, claim and demand whatsoever of Mortgagor therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

                  B. All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Premises (the "Improvements");

                  C. All fixtures (other than trade fixtures) owned by Mortgagor now or hereafter located on, attached to or used in and about the Improvements, and all of t he following equipment owned by Mortgagor: all boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, wall and floor coverings, draperies, and all plumbing, heating, air conditioning, lighting, ventilating, electrical, refrigerating, disposal and incinerating equipment, and all fixtures and appurtenances thereto, as are now or hereafter used or furnished in operating the Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);



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                                                         -2-
                  D. All  easements,  rights-of-way,  strips  and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other emblements now or hereafter located on the Premises or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Mortgaged Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor;


                  E. All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Premises or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

                  F. All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Premises;

                  G. All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Mortgagee pursuant to this Mortgage or any other of the Loan Documents (as hereinafter defined), including, without limitation, all funds now or hereafter on deposit in the Impound Account, the Payment Reserve, the Replacement Reserve and the Repair and Remediation Reserve (each as hereinafter defined);

                  H. That certain lease between Mortgagor, as landlord, and One Price Clothing Stores, Inc., a Delaware corporation, as tenant ("Tenant"), dated as the even date herewith (as the same may be amended, modified or supplemented from time to time, the "Lease") and all other leases (including, without limitation, oil, gas and mineral leases), licenses, concessions and occupancy agreements of all or any part of the Premises or the Improvements, whether written or oral, now or hereafter entered into (the "Other Leases") and all rents, royalties, issues, profits, bonus money, revenue, income, rights and other benefits (collectively, the "Rents and Profits") of the Premises or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future Lease, Other Leases or other agreement pertaining thereto or arising from the Lease or any of the Other Leases or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees, as applicable, of their obligations under any such Leases, whether said cash or securities are to be held until the expiration of the terms of said Other Leases or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject, however, to the provisions contained in Section 1.11 hereinbelow;

                  I. All contracts and agreements now or hereafter entered into covering any part of the Premises or the Improvements (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Premises or the Improvements (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Premises or the Improvements;

                  J. All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Premises or the Improvements;

                  K. All of Mortgagor's estate, right, title and interest in present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including, without limitation, trademarks, trade names, service marks and symbols now or hereafter used in connection with any part of the Premises or the Improvements, all names by which the Premises or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Mortgagor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Premises or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Premises or the Improvements (collectively, the "General Intangibles");

                  L. All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Premises or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any property of Mortgagor referred to in clause (C) above now or hereafter located or installed on the Premises or the Improvements;

                  M. All building materials, building supplies and building equipment now or hereafter placed on the Premises or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Premises or the Improvements;

                 N. All right, title and interest of Mortgagor in any insurance policies or binders now or hereafter relating to the Mortgaged Property, including any unearned premiums thereon;

                 O. All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards;

                 P. All of Mortgagor's claims and rights to damages and any other remedies in connection with or arising from the rejection of the Lease by Tenant or any trustee, custodian or receiver pursuant to the provisions of the U.S. Bankruptcy Code in the event that there shall be filed by or against the Tenant any petition, action or proceeding under the U.S. Bankruptcy Code or under any other similar federal or state law now or hereafter in effect; and

                  Q. All other or greater rights and interests of every nature in the Premises or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Mortgagor.

                  FOR THE PURPOSE OF SECURING:

                  1. The debt evidenced by that certain Promissory Note (such Promissory Note, together with any and all renewals, amendments, modifications, consolidations and extensions thereof, is hereinafter referred to as the "Note") of even date with this Mortgage, made by Mortgagor payable to the order of Mortgagee in the principal face amount of EIGHT MILLION ONE HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($8,125,000.00), together with interest as therein provided;

                  2. The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the Debt (as hereinafter defined) including, but not limited to, the Environmental Indemnity Agreement (as hereinafter defined)(the Note, this Mortgage, and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the "Loan Documents") and the payment of all other sums herein or therein covenanted to be paid;

                  3. Any and all additional advances made by Mortgagee to protect or preserve the Mortgaged Property or the lien or security interest created hereby on the Mortgaged Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Mortgagor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Mortgagor remains the owner of the Mortgaged Property at the time of such advances); and

                  4. Any and all other indebtedness now owing or which may hereafter be owing by Mortgagor to Mortgagee, including, without limitation, all prepayment fees, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof, it being contemplated by Mortgagor and Mortgagee that Mortgagor may hereafter become so indebted to Mortgagee.

(All of the sums referred to in Paragraphs (1) through (4) above are herein referred to as the "Debt").

                  TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns forever, and Mortgagor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property, subject to the Permitted Encumbrances (as hereinafter defined), to Mortgagee against every person whomsoever lawfully claiming or to claim the same or any part thereof;

                  PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note or under the other Loan Documents, including, without limitation, any prepayment fees required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and the Debt shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, the liens, security interests, estates and rights granted by this Mortgage shall be satisfied and the estate, right, title and interest of Mortgagee in the Mortgaged Property shall cease, and upon payment to Mortgagee of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Mortgagee shall promptly satisfy and release this Mortgage of record and the lien hereof by proper instrument.

                                                      ARTICLE I

                        REPRESENTATIONS, WARRANTIES AND COVENANTS OF Mortgagor

                  For the purpose of further securing the Debt and for the protection of the security of this Mortgage, for so long as the Debt or any part thereof remains unpaid, Mortgagor covenants and agrees as follows:

     1.1 Representations, Warranties and Covenants of Mortgagor. Mortgagor, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Mortgagee, its successors and assigns, that:

                      (a) Mortgagor has good, marketable and indefeasible fee simple title to the Mortgaged Property, subject only to those matters expressly set forth as exceptions to or subordinate matters in the title insurance policy insuring the lien of this Mortgage delivered as of the date hereof which Mortgagee has agreed to accept, excepting therefrom all preprinted and/or standard exceptions (such items being the "Permitted Encumbrances"), and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer, encumber and mortgage its interest in the Mortgaged Property in the manner and form hereby done or intended. Mortgagor will preserve its interest in and title to the Mortgaged Property and will forever warrant and defend the same to Mortgagee against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Encumbrances. The foregoing warranty of title shall survive the foreclosure of this Mortgage and shall inure to the benefit of and be enforceable by Mortgagee in the event Mortgagee acquires title to the Mortgaged Property pursuant to any foreclosure;

                           (b)      No  bankruptcy  or  insolvency  proceedings
are pending or contemplated by Mortgagor or, to the best knowledge of Mortgagor, against Mortgagor or by or against any endorser or cosigner of the Note or of any portion of the Debt, or any guarantor or indemnitor under any guaranty or indemnity agreement executed in connection with the Note or the loan evidenced thereby and secured hereby (an "Indemnitor");

                           (c)      All reports, certificates,  affidavits,
statements and other data furnished by or on behalf of Mortgagor to Mortgagee in connection with the loan evidenced by the Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;

                           (d)      The execution,  delivery and performance of
this Mortgage, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be, and are, binding and enforceable against Mortgagor in accordance with the respective terms thereof and do not contravene, result in a breach of or constitute a default (nor upon the giving of notice or the passage of time or both will same constitute a default) under the partnership agreement, articles of incorporation, operating agreement or other organizational documents of Mortgagor or any contract or agreement of any nature to which Mortgagor is a party or by which Mortgagor or any of its property may be bound and do not violate or contravene any law, order, decree, rule or regulation to which Mortgagor is subject;

                           (e)      The  Premises  and the  Improvements  and
the current intended use thereof by Mortgagor comply in all material respects with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Mortgaged Property. The Premises and Improvements constitute one or more separate tax parcels for purposes of ad valorem taxation. The Premises and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements;

                           (f)      All utility  services  necessary and
sufficient for the full use, occupancy, operation and disposition of the Premises and the Improvements for their intended purposes are available to the Mortgaged Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements approved by Mortgagee;

                           (g)      All streets,  roads,  highways,  bridges and
waterways necessary for access to and full use, occupancy, operation and disposition of the Premises and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Premises and the Improvements without further condition or cost to Mortgagor;

                           (h)      All curb cuts, driveways and traffic signals
shown on the survey delivered to Mortgagee prior to the execution and delivery of this Mortgage are existing and have been fully approved by the appropriate governmental authority;

                           (i)      There are no judicial, administrative,
mediation or arbitration actions, suits or proceedings pending or threatened against or affecting Mortgagor or the Mortgaged Property which, if adversely determined, would materially impair either the Mortgaged Property or Mortgagor's ability to perform the covenants or obligations required to be performed under the Loan Documents;

                           (j)      The Mortgaged  Property is free from
delinquent water charges, sewer rents, taxes and assessments;

                           (k)      As of  the  date  of  this  Mortgage,  the
Mortgaged Property is free from unrepaired damage caused by fire, flood, accident or other casualty;

                           (l)      As of the date of this  Mortgage,  no part
of the Premises or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or, to Mortgagor's knowledge and belief, threatened or contemplated;

                           (m)      Mortgagor possesses all franchises, patents,
copyrights, trademarks, trade names, licenses and permits necessary for the conduct of its business substantially as now conducted;

                           (n)      Except as may otherwise be disclosed in the
     Engineering Report (as hereinafter defined), the Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition;

                           (o)      Mortgagor has delivered to Mortgagee  true,
 correct and complete copies of all Contracts and all amendments thereto or modifications thereof;

                           (p) Each Contract constitutes the legal, valid and binding obligation of Mortgagor and, to the best of Mortgagor's knowledge and belief, is enforceable against any other party thereto. No default exists, or with the passing of time or the giving of notice or both would exist, under any Contract which would, in the aggregate, have a material adverse effect on Mortgagor or the Mortgaged Property;

                           (q)      No Contract  provides any party with the
right to obtain a lien or encumbrance upon the Mortgaged Property superior to the lien of this Mortgage;

                           (r)      Mortgagor  and the  Mortgaged  Property are
free from any past due  obligations for sales and payroll taxes;

                           (s)      There are no security agreements or
     financing statements affecting all or any portion of the Mortgaged Property other than (i) as disclosed in writing by Mortgagor to Mortgagee prior to the date hereof and (ii) the security agreements and financing statements created in favor of Mortgagee;

                           (t)      Intentionally Omitted;

                           (u) The Lease and each Other Lease constitutes the legal, valid and binding obligation of Mortgagor and, to the best of
Mortgagor's knowledge and belief, is enforceable against the tenant (including, without limitation, Tenant) thereof. No default exists, or with the passing of time or the giving of notice or both would exist, under the Lease or any Other Lease which would, in the aggregate, have a material adverse effect on Mortgagor or the Mortgaged Property;

                           (v)      Neither  the Tenant  under the Lease nor the
tenant under any Other Lease has, as of the date hereof, paid rent more than thirty (30) days in advance, and the rents under the Lease and such Other Leases have not been waived, released, or otherwise discharged or compromised;


                           (w) All work to be performed by Mortgagor under the Lease and any and all Other Leases has been substantially performed, all contributions to be made by Mortgagor to the tenants (including, without limitation, Tenant) thereunder have been made and all other conditions precedent to each such tenant's (including, without limitation, Tenant) obligations thereunder have been satisfied;

                           (x) Tenant and each tenant under any Other Lease has entered into occupancy of the demised premises;

                           (y)  Mortgagor  has delivered to Mortgagee true, a
correct and complete copy of the Lease;

                           (z)      To the best of Mortgagor's  knowledge and
belief, Tenant and each tenant under any Other Lease, if any, is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors;

                           (aa)     Neither  the Lease nor any Other  Lease
provides any party with the right to obtain a lien or encumbrance upon the Mortgaged Property superior to the lien of this Mortgage; and

                           (ab)     Mortgagor is not a "foreign  person"  within
the meaning of '1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations.

                  1.2 Defense of Title. If, while this Mortgage is in force, the title to the Mortgaged Property or the interest of Mortgagee therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Mortgagor, at Mortgagor's expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Mortgagee, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Mortgagee determines that Mortgagor is not adequately performing its obligations under this Section, Mortgagee may, without limiting or waiving any other rights or remedies of Mortgagee hereunder, take such steps with respect thereto as Mortgagee shall deem necessary or proper and any and all costs and expenses incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

                  1.3 Performance of Obligations. Mortgagor shall pay when due the principal of and the interest on the Debt in accordance with the terms of the Note. Mortgagor shall also pay all charges, fees and other sums required to be paid by Mortgagor as provided in the Loan Documents, in accordance with the terms of the Loan Documents, and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by Mortgagor set forth in the Loan Documents in accordance with their terms. Further, Mortgagor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Mortgagor in connection with any other document or instrument affecting title to the Mortgaged Property, or any part thereof, regardless of whether such document or
instrument  is  superior  or   subordinate  to  this   Mortgage.

                  1.4 Insurance. Mortgagor shall, at Mortgagor's expense, maintain or cause to be maintained in force and effect on the Mortgaged Property at all times while this Mortgage continues in effect the following insurance:

                           (a) Insurance against loss or damage to the Mortgaged Property by fire, windstorm, tornado and hail and against loss and damage by such other, further and additional risks as may be now or hereafter embraced by an "all-risk" or "special form" type of insurance policy. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost (insurable value) of the Improvements (as established by an MAI appraisal), without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Mortgagee's election, by reference to such indices, appraisals or information as Mortgagee determines in its reasonable discretion in order to reflect increased value due to inflation. Absent such annual adjustment, each policy shall contain inflation guard coverage insuring that the policy limit will be increased over time to reflect the effect of inflation. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor. Mortgagor shall also maintain insurance against loss or damage to furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Mortgaged Property and owned by Mortgagor from time to time to the extent applicable. Each policy shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Mortgagee's approval. The maximum deductible shall be $50,000.00.

                           (b)      Commercial  General  Liability  Insurance
against claims for personal injury, bodily injury, death and property damage occurring on, in or about the Premises or the Improvements in amounts not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate plus umbrella coverage in an amount not less than $2,000,000. Mortgagee hereby retains the right to periodically review the amount of said liability insurance being maintained by Mortgagor and to require an increase in the amount of said liability insurance should Mortgagee deem an increase to be reasonably prudent under then existing circumstances.

                           (c) Boiler and machinery insurance is required if steam boilers or other pressure-fired vessels are in operation at the
Premises. Minimum liability coverage per accident must equal the greater of the replacement cost (insurable value) of the Improvements housing such boiler or pressure-fired machinery or $2,000,000.00. If one or more large HVAC units is in operation at the Premises, "Systems Breakdowns" coverage shall be required, as determined by Mortgagee. Minimum liability coverage per accident must equal the value of such unit(s).

                           (d) If the Improvements or any part thereof is situated in an area designated by the Federal Emergency Management Agency
("FEMA") as a special flood hazard area (Zone A or Zone V), flood insurance in an amount equal to the lesser of: (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis (or the unpaid balance of the Debt if replacement cost coverage is not available for the type of building insured), or (b) the maximum insurance available under the appropriate National Flood Insurance Administration program. The maximum deductible shall be $3,000.00 per building or a higher minimum amount as required by FEMA or other applicable law.

                           (e) During the period of any construction, renovation or alteration of the existing Improvements which exceeds the lesser of 10% of the principal amount of the Note or $500,000, at Mortgagee's request, a completed value, "All Risk" Builder's Risk form or "Course of Construction" insurance policy in non-reporting form, in an amount approved by Mortgagee, may be required. During the period of any construction of any addition to the existing Improvements, a completed value, "All Risk" Builder's Risk form or "Course of Construction" insurance policy in non-reporting form, in an amount approved by Mortgagee, shall be required.

                           (f)  When  required  by  applicable  law,   ordinance
or other regulation, Worker's Compensation and Employer's Liability Insurance covering all persons subject to the worker's compensation laws of the state in which the Mortgaged Property is located.

                           (g)      Business income (loss of rents)  insurance
in amounts sufficient to compensate Mortgagor for all Rents or income during a period of not less than twelve (12) months. The amount of coverage shall be adjusted annually to reflect the Rents or income payable during the succeeding twelve (12) month period.

                           (h) Such other insurance on the Mortgaged Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Mortgagee against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated including, without limitation, Sinkhole, Mine Subsidence, Earthquake and Environmental insurance, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

                  All such insurance shall (i) be with insurers fully licensed and authorized to do business in the state within which the Premises is located and who have and maintain a rating of at least (A) A from Standard & Poors, or equivalent or (B) A-V or higher from A.M. Best, (ii) contain the complete address of the Premises (or a complete legal description), (iii) be for terms of at least one year, and (iv) be subject to the approval of Mortgagee as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates, and (vi) include a standard, non-contributory, mortgagee clause naming EXACTLY:

         First Union National Bank,
         its Successors and Assigns ATIMA
Attn.:   Commercial Mortgage Servicing
         P.O. Box 20068
          Charlotte, NC 28202

(a) as an additional insured under all liability insurance policies, (b) as the first mortgagee on all property insurance policies and (c) as the loss payee on all loss of rents or loss of business income insurance policies.

         Mortgagor shall, as of the date hereof, deliver to Mortgagee evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent of the applicable insurance companies evidencing such insurance satisfactory to Mortgagee. Mortgagor shall renew or cause to be renewed all such insurance and deliver to Mortgagee certificates and policies evidencing such renewals at least thirty (30) days before any such insurance shall expire. Mortgagor further agrees that each such insurance policy: (i) shall provide for at least thirty (30) days' prior written notice to Mortgagee prior to any policy reduction or cancellation for any reason other than non-payment of premium and at least ten (10) days' prior written notice to Mortgagee prior to any cancellation due to non-payment of premium; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Mortgagee in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of such insurance; (iii) shall waive all rights of subrogation against Mortgagee;
(iv) in the event that the Premises or the Improvements constitutes a legal non-conforming use under applicable building, zoning or land use laws or ordinances, shall include an ordinance or law coverage endorsement which will contain Coverage A: "Loss Due to Operation of Law" (with a minimum liability limit equal to Replacement Cost With Agreed Value Endorsement), Coverage B:
"Demolition Cost" and Coverage C: "Increased Cost of Construction" coverages; and (v) may be in the form of a blanket policy provided that, in the event that any such coverage is provided in the form of a blanket policy, Mortgagor hereby acknowledges and agrees that failure to pay any portion of the premium therefor which is not allocable to the Mortgaged Property or by any other action not relating to the Mortgaged Property which would otherwise permit the issuer thereof to cancel the coverage thereof, would require the Mortgaged Property to be insured by a separate, single-property policy. The blanket policy must properly identify and fully protect the Mortgaged Property as if a separate policy were issued for 100% of Replacement Cost at the time of loss and otherwise meet all of Mortgagee's applicable insurance requirements set forth in this Section 1.4. The delivery to Mortgagee of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies relating to the Mortgaged Property by Mortgagor to Mortgagee as further security for the Debt. In the event of foreclosure of this Mortgage, or other transfer of title to the Mortgaged Property in extinguishment in whole or in part of the Debt, all right, title and interest of Mortgagor in and to all proceeds payable under such policies then in force concerning the Mortgaged Property shall thereupon vest in the purchaser at such foreclosure, or in Mortgagee or other transferee in the event of such other transfer of title. Approval of any insurance by Mortgagee shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Mortgagor fails to provide, maintain, keep in force or deliver and furnish (or cause to be provided, maintained, kept in force or delivered and furnished) to Mortgagee the policies of insurance required by this Mortgage or evidence of their renewal as required herein, Mortgagee may, but shall not be obligated to, procure such insurance and Mortgagor shall pay all amounts advanced by Mortgagee therefor, together with interest thereon at the Default Interest Rate from and after the date advanced by Mortgagee until actually repaid by Mortgagor, promptly upon demand by Mortgagee. Any amounts so advanced by Mortgagee, together with interest thereon, shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. Mortgagee shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Mortgagee has caused the insurance to be placed with the insurer after failure of Mortgagor to furnish such insurance. Mortgagor shall not obtain insurance for the Mortgaged Property in addition to that required by Mortgagee without the prior written consent of Mortgagee, which consent will not be unreasonably withheld provided that (i) Mortgagee is a named insured on such insurance, (ii) Mortgagee receives complete copies of all policies evidencing such insurance, and (iii) such insurance complies with all of the applicable requirements set forth herein.

                  1.5 Payment of Taxes and Insurance. Mortgagor shall pay or cause to be paid, except to the extent provision is actually made therefor pursuant to Section 1.6 of this Mortgage, all taxes, assessments and insurance premiums which are or may become a lien on the Mortgaged Property or which are assessed against or imposed upon the Mortgaged Property. As of the date hereof, Mortgagor has paid to its insurer(s) an amount equal to one (1) monthly premium payment for all insurance required pursuant to Section 1.4 hereof. Mortgagor shall furnish Mortgagee with bills, invoices and/or statements for all taxes, assessments and insurance premiums and receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes, assessments and insurance premiums at least ten (10) days prior to the applicable delinquency date (or due date with respect to insurance premiums) therefor. Notwithstanding the foregoing, Mortgagor may, in good faith, by appropriate proceedings and upon notice to Mortgagee, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued, (b) Mortgagee determines, in its subjective opinion, that such contest suspends the obligation to pay the tax and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Mortgaged Property or any part thereof or any interest of Mortgagee therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Mortgagor deposits in the Impound Account (as hereinafter defined) an amount determined by Mortgagee to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Mortgagor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided, further, that, in any event each such contest shall be concluded and the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Mortgaged Property may be sold, lost or forfeited.

                  1.6 Tax and Insurance Impound Account. If Mortgagor shall fail to pay any tax, assessment or insurance premium pursuant to Section 1.4 or
Section 1.5 hereof, or to provide Mortgagee with any bill, invoice, statement, receipt or other documentation required by Section 1.4 or Section 1.5, within five (5) days after notice from Mortgagee (the "Initial Impound Costs Date"), then Mortgagor shall thereafter establish and maintain at all times while this Mortgage continues in effect an impound account (the "Impound Account") with Mortgagee for payment of real estate taxes and assessments and insurance premiums on the Mortgaged Property and as additional security for the Debt. On the Initial Impound Costs Date, Mortgagor shall deposit in the Impound Account an amount determined by Mortgagee to be necessary to ensure that there will be on deposit with Mortgagee an amount which, when added to the monthly payments subsequently required to be deposited with Mortgagee hereunder on account of real estate taxes, assessments and insurance premiums, will result in there being on deposit with Mortgagee in the Impound Account an amount sufficient to pay the next due installment of real estate taxes and assessments on the Mortgaged Property at least one (1) month prior to the earlier of (a) the due date thereof or (b) any such date by which Mortgagor or Mortgagee is required by law to pay same and the next due annual insurance premiums with respect to the Mortgaged Property at least one (1) month prior to the due date thereof. Commencing on the first monthly payment date under the Note after the Initial Impound Costs Date and continuing thereafter on each monthly payment date under the Note, Mortgagor shall pay to Mortgagee, concurrently with and in addition to the monthly payment due under the Note and until the Debt is fully paid and performed, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes and assessments that will next become due and payable on the Mortgaged Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Mortgagor is required to maintain hereunder, each as estimated and determined by Mortgagee. So long as no Event of Default has occurred, and no event has occurred or failed to occur which with the passage of time, the giving of notice, or both would constitute an Event of Default (a "Default"), all sums in the Impound Account shall be held by Mortgagee in the Impound Account to pay said taxes, assessments and insurance premiums before the same become delinquent. Mortgagor shall be responsible for ensuring the receipt by Mortgagee, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no Event of Default has occurred, Mortgagee shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Mortgagee shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. No interest on funds contained in the Impound Account, if any, shall be paid by Mortgagee to Mortgagor.

                  1.7  Intentionally Omitted.

                  1.8  Replacement Reserve.

                           (a) As additional security for the Debt, Mortgagor shall establish and maintain at all times while this Mortgage continues in effect a repair reserve (the "Replacement Reserve") with Mortgagee for payment of costs and expenses incurred by Mortgagor in connection with the performance of work to the roofs, chimneys, gutters, downspouts, paving, curbs, ramps, driveways, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, elevators and mechanical and HVAC equipment (collectively, the "Repairs"). Commencing on the first monthly Payment Date under the Note and continuing thereafter on each monthly Payment Date under the Note, Mortgagor shall pay to Mortgagee, concurrently with and in addition to the monthly payment due under the Note and until the Debt is fully paid and performed, a deposit to the Replacement Reserve in an amount equal to $4,388.49 per month. So long as no Event of Default has occurred, all sums in the Replacement Reserve shall be held by Mortgagee in the Replacement Reserve to pay the costs and expenses of Repairs. So long as no Default or Event of Default has occurred, Mortgagee shall, to the extent funds are available for such purpose in the Replacement Reserve, disburse to Mortgagor the amount paid or incurred by Mortgagor in performing such Repairs within ten (10) days following: (a) the receipt by Mortgagee of a written request from Mortgagor for disbursement from the Replacement Reserve and a certification by Mortgagor in a form approved in writing by Mortgagee that the applicable item of Repair has been completed; (b) the delivery to Mortgagee of invoices, receipts or other evidence satisfactory to Mortgagee, verifying the cost of performing the Repairs; (c) for disbursement requests in excess of $10,000.00, the delivery to Mortgagee of affidavits, lien waivers or other evidence reasonably satisfactory to Mortgagee showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished material or labor to the Mortgaged Property have been paid all amounts due for labor and materials furnished to the Mortgaged Property; (d) for disbursement requests in excess of $10,000.00, delivery to Mortgagee of a certification from an inspecting architect or other third party acceptable to Mortgagee describing the completed Repairs and verifying the completion of the Repairs and the value of the completed Repairs; and (e) for disbursement requests in excess of $10,000.00, delivery to Mortgagee of a new certificate of occupancy for the portion of the Improvements covered by such Repairs, if said new certificate of occupancy is required by law, or a certification by Mortgagor that no new certificate of occupancy is required. Mortgagee shall not be required to make advances from the Replacement Reserve more frequently than once in any thirty
(30) day period. In making any payment from the Replacement Reserve, Mortgagee shall be entitled to rely on such request from Mortgagor without any inquiry into the accuracy, validity or contestability of any such amount. Mortgagee may, at Mortgagor's expense, make or cause to be made during the term of this Mortgage an annual inspection of the Mortgaged Property to determine the need, as determined by Mortgagee in its reasonable judgment, for further Repairs of the Mortgaged Property. In the event that such inspection reveals that further Repairs of the Mortgaged Property are required, Mortgagee shall provide Mortgagor with a written description of the required Repairs and Mortgagor shall complete such Repairs to the reasonable satisfaction of Mortgagee within ninety
(90) days after the receipt of such description from Mortgagee, or such later date as may be approved by Mortgagee in its sole discretion. Interest on the funds contained in the Replacement Reserve shall be credited to Mortgagor as provided in Section 4.31 hereof.

                           (b) As additional security for the payment and performance by Mortgagor of all duties, responsibilities and obligations under the Note and the other Loan Documents, Mortgagor hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Mortgagee, and hereby grants to Mortgagee a security interest in, (i) the Impound Account, the Replacement Reserve, the Repair and Remediation Reserve (as hereinafter defined) and any other reserve or escrow account established pursuant to the terms hereof or of any other Loan Document (collectively, the "Reserves"), (ii) the accounts into which the Reserves have been deposited, (iii) all insurance on said accounts,
(iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v) all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof,
(vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing. Mortgagor hereby authorizes and consents to the account into which the Reserves have been deposited being held in Mortgagee's name or the name of any entity servicing the Note for Mortgagee and hereby acknowledges and agrees that Mortgagee, or at Mortgagee's election, such servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Mortgagee herein may be delivered by Mortgagee at any time to the financial institution wherein the Reserves have been established, and Mortgagee, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Mortgagor hereby assumes all risk of loss with respect to amounts on deposit in the Reserves. Mortgagor hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Mortgagor's direction and is not the exercise by Mortgagee of any right of set-off or other remedy upon a Default or an Event of Default. Mortgagor hereby waives all right to withdraw funds from the Reserves except as provided for in this Mortgage. If an Event of Default shall occur hereunder or under any other of the Loan Documents Mortgagee may, without notice or demand on Mortgagor, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, reasonable attorneys' fees, costs and expenses) to the Debt or any other obligations of Mortgagor under the other Loan Documents in such manner as Mortgagee shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Mortgagor, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, or (C) exercise any other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any Default or Event of Default.


                           (c) The Reserves shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Mortgagee's option and in Mortgagee's discretion, may either be held in a separate account or be commingled by Mortgagee with the general funds of Mortgagee. The Reserves are solely for the protection of Mortgagee and entail no responsibility on Mortgagee's part beyond the payment of the respective items for which they are held following receipt of bills, invoices or statements therefor in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Mortgage by Mortgagee, any funds in the Reserves shall be turned over to the assignee and any responsibility of Mortgagee, as assignor, with respect thereto shall terminate. If the funds in the applicable Reserve shall exceed the amount of payments actually applied by Mortgagee for the purposes and items for which the applicable Reserve is held, such excess may be credited by Mortgagee on subsequent payments to be made hereunder or, at the option of Mortgagee, refunded to Mortgagor. If, however, the applicable Reserve shall not contain sufficient funds to pay the sums required by the dates on which such sums are required to be on deposit in such account, Mortgagor shall, within ten (10) days after receipt of written notice thereof, deposit with Mortgagee the full amount of any such deficiency. If Mortgagor shall fail to deposit with Mortgagee the full amount of such deficiency as provided above, Mortgagee shall have the option, but not the obligation, to make such deposit, and all amounts so deposited by Mortgagee, together with interest thereon at the Default Interest Rate from the date so deposited by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. If there is an Event of Default under this Mortgage, Mortgagee may, but shall not be obligated to, apply at any time the balance then remaining in any or all of the Reserves against the Debt in whatever order Mortgagee shall subjectively determine. No such application of any or all of the Reserves shall be deemed to cure any Event of Default. Upon full payment of the Debt in accordance with its terms or at such earlier time as Mortgagee may elect, the balance of any or all of the Reserves then in Mortgagee's possession shall be paid over to Mortgagor and no other party shall have any right or claim thereto.

                  1.9 Casualty and Condemnation. Mortgagor shall give Mortgagee prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Mortgaged Property or any portion thereof. All insurance proceeds on the Mortgaged Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Mortgaged Property or for any damage or injury to it for any loss or diminution in value of the Mortgaged Property, are hereby assigned to and shall be paid to Mortgagee. Mortgagee may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries, and Mortgagee is hereby authorized, in its own name or in Mortgagor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Mortgagor shall from time to time deliver to Mortgagee any instruments required to permit such participation; provided, however, that, so long as no Default or Event of Default shall have occurred, Mortgagee shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) five percent (5%) of the then outstanding principal balance of the Note and (ii) $100,000. Mortgagee shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, reasonable legal fees and disbursements)
incurred  in  obtaining   those  sums,  and  then,  as  follows:

                           (a)      In the event that less than seventy percent
(70%) of the Improvements located on the Premises have been taken or destroyed, then if and so long as:

                           (i)      no Default  or Event of  Default  has
occurred  hereunder  or under any of the other Loan Documents, and

                           (ii) the Mortgaged Property can, in Mortgagee's judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage within the earlier to occur of (i) six (6) months after the receipt of insurance proceeds or condemnation awards by either Mortgagor or Mortgagee, and
         (ii) sixty (60) days prior to the stated maturity date of the Note, and

                           (iii) all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Mortgaged Property as described in Section (a)(2) above, and

                           (iv) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Mortgagor, the full amount of which shall, at Mortgagee's option, have been deposited with Mortgagee) for such restoration or repair (including, without limitation, for any costs and expenses of Mortgagee to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

                           (v)  the  economic  feasibility  of the  Improvements
         after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Mortgaged Property and debt service on the Debt in full with the same coverage ratio considered by Mortgagee in its determination to make the loan secured hereby, and

                           (vi) in the event that the insurance proceeds or condemnation awards received as a result of such casualty or partial taking exceed the lesser of (i) five percent (5%) of the then outstanding principal balance of the Note and (ii) $150,000, Mortgagor shall have delivered to Mortgagee, at Mortgagor's sole cost and expense, an appraisal report in form and substance satisfactory to Mortgagee appraising the value of the Mortgaged Property as proposed to be restored or repaired to be not less than the appraised value of the Mortgaged Property considered by Mortgagee in its determination to make the loan secured hereby, and

                           (vii) Mortgagor so elects by written notice delivered to Mortgagee within five (5) days after settlement of the aforesaid insurance or condemnation claim,

then, Mortgagee shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Mortgagor therefor, to Mortgagor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Mortgagee of plans and specifications, contractors and form of construction contracts and the furnishing to Mortgagee of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Mortgagee in its discretion, with any remainder being applied by Mortgagee for payment of the Debt in whatever order Mortgagee directs in its absolute discretion.

                  (b) In all other cases, namely, in the event that seventy percent (70%) or more of the Improvements located on the Premises have been taken or destroyed or Mortgagor does not elect to restore or repair the Mortgaged Property pursuant to clause (a) above or otherwise fails to meet the requirements of clause (a) above, then, in any of such events, Mortgagee shall elect, in Mortgagee's absolute discretion and without regard to the adequacy of Mortgagee's security, to do either of the following: (1) accelerate the maturity date of the Note and declare any and all of the Debt to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the Debt in whatever order Mortgagee directs in its absolute discretion, with any remainder being paid to Mortgagor, or (2) notwithstanding that Mortgagor may have elected not to restore or repair the Mortgaged Property pursuant to the provisions of Section 1.9(a)(vii) above, require Mortgagor to restore or repair the Mortgaged Property in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the deposit by Mortgagor with Mortgagee, within thirty (30) days after demand therefor, of any deficiency reasonably determined by Mortgagee to be necessary in order to assure the availability of sufficient funds to pay for such restoration or repair, including Mortgagee's costs and expenses to be incurred in connection therewith, the prior approval by Mortgagee of plans and specifications, contractors and form of construction contracts and the furnishing to Mortgagee of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Mortgagee in its discretion, and apply the remainder of such sums toward such restoration and repair, with any balance thereafter remaining being applied by Mortgagee for payment of the Debt in whatever order Mortgagee directs in its absolute discretion.

Any reduction in the Debt resulting from Mortgagee's application of any sums received by it hereunder shall take effect only when Mortgagee actually receives such sums and elects to apply such sums to the Debt and, in any event, the unpaid portion of the Debt shall remain in full force and effect and Mortgagor shall not be excused in the payment thereof. Partial payments received by Mortgagee, as described in the preceding sentence, shall be without any prepayment penalty or premium and shall be applied first to the final payment due under the Note and thereafter to installments due under the Note in the inverse order of their due date. If Mortgagor elects or Mortgagee directs Mortgagor to restore or repair the Mortgaged Property after the occurrence of a casualty or partial taking of the Mortgaged Property as provided above, Mortgagor shall promptly and diligently, at Mortgagor's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Mortgagor shall pay to Mortgagee all costs and expenses of Mortgagee incurred in administering said rebuilding, restoration or repair, provided that Mortgagee makes such proceeds or award available for such purpose. Mortgagor agrees to execute and deliver from time to time such further instruments as may be requested by Mortgagee to confirm the foregoing assignment to Mortgagee of any award, damage, insurance proceeds, payment or other compensation. Mortgagee is hereby irrevocably constituted and appointed the attorney-in-fact of Mortgagor (which power of attorney shall be irrevocable so long as any portion of the Debt is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof), with full power of substitution, subject to the terms of this Section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

                  1.10 Construction Liens. Mortgagor shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Premises or the Improvements; provided, however, that, Mortgagor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Mortgagee and provided that neither the Mortgaged Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Mortgagor shall contest any such claim or demand, Mortgagor shall promptly notify Mortgagee of such contest and thereafter shall, upon Mortgagee's request, promptly provide a bond, cash deposit or other security satisfactory to Mortgagee to protect Mortgagee's interest and security should the contest be unsuccessful. If Mortgagor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Mortgagee may do so and any and all expenses incurred by Mortgagee, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt.

                  1.11 Rents and Profits. As additional and collateral security for the payment of the Debt and cumulative of any and all rights and remedies herein provided for, Mortgagor hereby absolutely and presently assigns to Mortgagee all existing and future Rents and Profits. Mortgagor hereby grants to Mortgagee the sole, exclusive and immediate right, without taking possession of the Mortgaged Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Mortgagor does hereby irrevocably make, constitute and appoint Mortgagee its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any portion of the Debt is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof). Mortgagee shall be without liability for any loss which may arise from a failure or inability to collect Rents, proceeds or other payments. However, until the occurrence of an Event of Default under this Mortgage or under any other of the Loan Documents, Mortgagor shall have a license to receive (subject to the terms of that certain (1) Lock Box Agreement between Mortgagor and Mortgagee and (2) Assignment (as hereinafter defined), each dated of even date herewith), use and enjoy the Rents and Profits when due and prepayments thereof for not more than one (1) month prior to due date thereof. Upon the occurrence of an Event of Default, Mortgagor's license shall automatically terminate without notice to Mortgagor and Mortgagee may thereafter, without taking possession of the Mortgaged Property, collect the Rents and Profits itself or by an agent or receiver. Upon the cure of such Event of Default and provided that no other Event of Default then exists hereunder or under any of the other Loan Documents, such license shall be automatically reinstated. From and during the termination of such license, Mortgagor shall be the agent of Mortgagee in collection of the Rents and Profits, and all of the Rents and Profits so collected by Mortgagor shall be held in trust by Mortgagor for the sole and exclusive benefit of Mortgagee, and Mortgagor shall, within one
(1) business day after receipt of any Rents and Profits, pay the same to Mortgagee to be applied by Mortgagee as hereinafter set forth. Neither the demand for or collection of Rents and Profits by Mortgagee shall constitute any assumption by Mortgagee of any obligations under any agreement relating thereto. Mortgagee is obligated to account only for such Rents and Profits as are actually collected or received by Mortgagee. Mortgagor irrevocably agrees and consents that the respective payors of the Rents and Profits shall, upon demand and notice from Mortgagee of an Event of Default, pay said Rents and Profits to Mortgagee without liability to determine the actual existence of any Event of Default claimed by Mortgagee. Mortgagor hereby waives any right, claim or demand which Mortgagor may now or hereafter have against any such payor by reason of such payment of Rents and Profits to Mortgagee, and any such payment shall discharge such payor's obligation to make such payment to Mortgagor. All Rents collected or received by Mortgagee may be applied against all expenses of collection, including, without limitation, reasonable attorneys' fees, against costs of operation and management of the Mortgaged Property and against the Debt, in whatever order or priority as to any of the items so mentioned as Mortgagee directs in its sole subjective discretion and without regard to the adequacy of its security. Neither the exercise by Mortgagee of any rights under this Section nor the application of any Rents to the Debt shall cure or be deemed a waiver of any Event of Default. The assignment of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Mortgaged Property. Mortgagor has executed an Assignment of Leases and Rents dated of even date herewith (the "Assignment") in favor of Mortgagee covering all of the right, title and interest of Mortgagor, as landlord, lessor or licensor, in and to the Lease and any and all Other Leases. All rights and remedies granted to Mortgagee under the Assignment shall be in addition to and cumulative of all rights and remedies granted to Mortgagee hereunder.

                  1.12 Leases.

                           (a)   Mortgagor,   by  this   Mortgage   and  the
     Assignment, has absolutely and unconditionally assigned to Mortgagee all of Mortgagor's right, title and interest in the Lease, the Other Leases (if any) and the Rents and Profits, it being intended by Mortgagor that this assignment constitutes a present, absolute assignment.

                           (b) Mortgagor shall at all times promptly and faithfully perform or cause to be performed all of the covenants, conditions and agreements contained in the Lease on the part of the landlord thereunder to be kept and performed. Mortgagor shall not do or suffer to be done any act that might result in a default by the landlord under the Lease or allow the Tenant to withhold payment or rent and, except as otherwise expressly permitted by the terms of Section 1.13 hereof, shall not further assign the Lease or the Rents and Profits. Mortgagor, at no cost or expense to Mortgagee, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the parties under the Lease. Mortgagor shall not, without the prior written consent of Mortgagee, modify the Lease, terminate or accept the surrender of the Lease, or waive or release any other party from the performance or observance of any obligation or condition under the Lease. Mortgagor shall not permit the prepayment of any Rents and Profits under the Lease for more than one month prior to the due date thereof.

                           (c) The Lease provides, among other things, that the Tenant will recognize as its landlord and attorn to any person succeeding to the interest of Mortgagor upon any foreclosure of this Mortgage or deed in lieu of foreclosure. The Lease also provides that, upon request of said successor in interest, the tenant thereunder shall execute and deliver an instrument or instruments confirming its attornment as provided for in this Section and Section 17 of the Lease; provided, however, that neither Mortgagee nor any successor-in-interest shall be bound by any payment of rental for more than one (1) month in advance, or any amendment or modification of the Lease or rental agreement made without the express written consent of Mortgagee or said successor-in-interest.

                           (d) Upon the occurrence of an Event of Default under this Mortgage, whether before or after the whole principal sum secured hereby is declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Mortgage, forthwith, upon demand of Mortgagee, Mortgagor shall surrender to Mortgagee, and Mortgagee shall be entitled to take actual possession of, the Mortgaged Property or any part thereof personally, or by its agent or attorneys. In such event, Mortgagee shall have, subject to the terms of the Lease, and Mortgagor hereby gives and grants to Mortgagee, the right, power and authority to make and enter into Other Leases with respect to the Mortgaged Property or portions thereof for such rents and for such periods of occupancy and upon conditions and provisions as Mortgagee may deem desirable in its sole discretion, and Mortgagor expressly acknowledges and agrees that the term of any such Other Lease may extend beyond the date of any foreclosure sale of the Mortgaged Property, it being the intention of Mortgagor that in such event Mortgagee shall be deemed to be and shall be the attorney-in-fact of Mortgagor for the purpose of making and entering into Other Leases of parts or portions of the Mortgaged Property for the rents and upon the terms, conditions and provisions deemed desirable to Mortgagee in its sole discretion and with like effect as if such Other Leases had been made by Mortgagor as the owner in fee simple of the Mortgaged Property free and clear of any conditions or limitations established by this Mortgage. The power and authority hereby given and granted by Mortgagor to Mortgagee shall be deemed to be coupled with an interest, shall not be revocable by Mortgagor so long as any portion of the Debt is outstanding, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof. In connection with any action taken by Mortgagee pursuant to this Section, Mortgagee shall not be liable for any loss sustained by Mortgagor resulting from any failure to let the Mortgaged Property, or any part thereof, or from any other act or omission of Mortgagee in managing the Mortgaged Property, nor shall Mortgagee be obligated to perform or discharge any obligation, duty or liability under the Lease or any Other Lease covering the Mortgaged Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Mortgagor shall, and does hereby, indemnify Mortgagee for, and hold Mortgagee harmless from, any and all claims, actions, demands, liabilities, loss or damage which may or might be incurred by Mortgagee under the Lease and/or any such Other Lease or under this Mortgage or by the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Lease and/or any such Other Lease other than those finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of Mortgagee. Should Mortgagee incur any such liability, the amount thereof, including, without limitation, costs, expenses and reasonable attorneys' fees, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately due and payable to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Debt. Nothing in this Section shall impose on Mortgagee any duty, obligation or responsibility for the control, care, management or repair of the Mortgaged Property, or for the carrying out of any of the terms and conditions of the Lease and/or any such Other Lease, nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Mortgaged Property by the Tenants or by any other parties or for any dangerous or defective condition of the Mortgaged Property, or for any negligence in the management, upkeep, repair or control of the Mortgaged Property. Mortgagor hereby assents to, ratifies and confirms any and all actions of Mortgagee with respect to the Mortgaged Property taken under this Section.

                  1.13  Alienation and Further Encumbrances.

                           (a) Mortgagor acknowledges that Mortgagee has relied upon the principals of Mortgagor and their experience in owning and operating the Mortgaged Property and properties similar to the Mortgaged Property in connection with the closing of the loan evidenced by the Note. Accordingly, except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in Section 4.6 hereof, in the event that the Mortgaged Property or any part thereof or interest therein shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except pursuant to the Lease), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Mortgagor shall be divested of its title to the Mortgaged Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Mortgagee being first obtained, which consent may be withheld in Mortgagee's sole discretion, then the same shall constitute an Event of Default and Mortgagee shall have the right, at its option, to declare any or all of the Debt, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof. For the purposes of this Section: (i) in the event either Mortgagor or any of its general partners or members is a corporation or trust, the sale, conveyance, transfer or disposition of more than 10% of the issued and outstanding capital stock of Mortgagor or any of its general partners or members or of the beneficial interest of such trust (or the issuance of new shares of capital stock in Mortgagor or any of its general partners or managing members so that immediately after such issuance (in one or a series of transactions) the total capital stock then issued and outstanding is more than 110% of the total immediately prior to such issuance) shall be deemed to be a transfer of an interest in the Mortgaged Property; and (ii) in the event Mortgagor or any general  partner  or  managing  member  of  Mortgagor  is a limited  or  general partnership, a joint venture or a limited liability company, a change in the ownership interests in any general partner, any joint venturer or any managing member, either voluntarily, involuntarily or otherwise, or the sale, conveyance, transfer, disposition, alienation, hypothecation or encumbering of all or any portion of the interest of any such general partner, joint venturer or managing member in Mortgagor or such general partner or managing member (whether in the form of a beneficial or partnership interest or in the form of a power of direction, control or management, or otherwise), shall be deemed to be a transfer of an interest in the Mortgaged Property. Notwithstanding the foregoing, however, (i) limited partnership interests in Mortgagor or in any general partner or member of Mortgagor shall be freely transferable without the consent of Mortgagee, (ii) any involuntary transfer caused by the death of Mortgagor or any general partner, shareholder, joint venturer, member or beneficial owner of a trust shall not be an Event of Default under this Mortgage so long as Mortgagor is reconstituted, if required, following such death and so long as those persons responsible for the management of the Mortgaged Property and Mortgagor remain unchanged as a result of such death or any replacement management is approved by Mortgagee, and (iii) gifts for estate planning purposes of any individual's interests in Mortgagor or in any of Mortgagor's general partners, managing members or joint venturers to the spouse or any lineal descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse or lineal descendant, shall not be an Event of Default under this Mortgage so long as Mortgagor is reconstituted, if required, following such gift and so long as those persons responsible for the management of the Mortgaged Property and Mortgagor remain unchanged following such gift or any replacement management is approved by Mortgagee.

                           (b)      Notwithstanding  the  foregoing  provisions
of this Section, Mortgagee shall consent to a sale, conveyance or transfer of the Mortgaged Property in its entirety (hereinafter, "Sale") to any person or entity provided that each of the following terms and conditions are satisfied:
                                    1.      No  Default  and no Event of Default
         is then continuing hereunder or under any of the other Loan
         Documents;

                                    2.      Mortgagor  gives  Mortgagee written
          notice of the terms of such prospective Sale not less than sixty (60) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Mortgagee all such information concerning the proposed transferee of the Mortgaged Property (hereinafter, "Buyer") as Mortgagee would require in evaluating an initial extension of credit to a borrower and pays to Mortgagee a non-refundable application fee in the amount of $5,000. Mortgagee shall have the right to approve or disapprove the proposed Buyer. In determining whether to give or withhold its approval of the proposed Buyer, Mortgagee shall consider the Buyer's experience and track record in owning and operating facilities similar to the Mortgaged Property, the Buyer's financial strength, the Buyer's general business standing and the Buyer's relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that, notwithstanding Mortgagee's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Mortgagee determines to be commercially reasonable in Mortgagee's sole discretion and, if given, may be given subject to such conditions as Mortgagee may deem appropriate;

                                   3.       Mortgagor pays Mortgagee,
          concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Mortgagee in connection with the Sale, plus an amount equal to one percent (1.0%) of the then outstanding principal balance of the Note;

                                   4. The Buyer assumes and agrees to
          pay the Debt subject to the
         provisions of Section 4.27 hereof and, prior to or concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Mortgagee, such documents and agreements as Mortgagee shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Mortgagee may require;

                                    5.      A party  associated  with the Buyer
         approved by  Mortgagee in its sole
         discretion assumes the obligations of the current Indemnitor under its guaranty or indemnity agreement and such party associated with the Buyer executes, without any cost or expense to Mortgagee, a new guaranty or indemnity agreement in form and substance satisfactory to Mortgagee and delivers such legal opinions as Mortgagee may require;

                                    6.      Mortgagor  and the  Buyer  execute,
         without any cost or expense to Mortgagee, new financing statements or financing statement amendments and any additional documents reasonably requested by Mortgagee;

                                    7.      Mortgagor  delivers  to  Mortgagee,
         without  any  cost or  expense  to
         Mortgagee, such endorsements to Mortgagee's title insurance policy, hazard insurance policy endorsements or certificates and other similar materials as Mortgagee may deem necessary at the time of the Sale, all in form and substance satisfactory to Mortgagee, including, without limitation, an endorsement or endorsements to Mortgagee's title insurance policy insuring the lien of this Mortgage, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (4) of this Section, with no additional exceptions added to such policy, and insuring that fee simple title to the Mortgaged Property is vested in the Buyer;

                                    8.      Mortgagor  executes  and  delivers
         to  Mortgagee,  without any cost or
         expense to Mortgagee, a release of Mortgagee, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents, through and including the date of the closing of the Sale, which agreement shall be in form and substance satisfactory to Mortgagee and shall be binding upon the Buyer;

                                    9.      Subject to the  provisions  of
         Section  4.27  hereof,  such Sale is not
         construed so as to relieve Mortgagor of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale, whether or not same is discovered prior or subsequent to the closing of such Sale, and Mortgagor executes, without any cost or expense to Mortgagee, such documents and agreements as Mortgagee shall reasonably require to evidence and effectuate the ratification of said personal liability. Mortgagor shall be released from and relieved of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising after the closing of such Sale which are not caused by or arising out of any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale; and

                                    10.     Such Sale is not  construed so as to
         relieve any current  Indemnitor of
         its obligations under any guaranty or indemnity agreement for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale, and each such current Indemnitor executes, without any cost or expense to Mortgagee, such documents and agreements as Mortgagee shall reasonably require to evidence and effectuate the ratification of each such guaranty and indemnity agreement. Each such current Indemnitor shall be released from and relieved of any of its obligations under any guaranty or indemnity agreement executed in connection with the loan secured hereby for any acts or events occurring or obligations arising after the closing of such Sale which are not caused by or arising out of any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale.

                  1.14 Payment of Utilities, Assessments, Charges, Etc. Mortgagor shall pay when due all utility charges which are incurred by Mortgagor or which may become a charge or lien against any portion of the Mortgaged Property for gas, electricity, water and sewer services furnished to the Premises and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Premises and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

                  1.15 Access Privileges and Inspections. Mortgagee and the agents, representatives and employees of Mortgagee shall, subject to the rights of Tenant and any other tenants, have full and free access to the Premises and the Improvements and any other location where books and records concerning the Mortgaged Property are kept at all reasonable times and, except in the event of an emergency, upon not less than 24 hours prior notice (which notice may be telephonic) for the purposes of inspecting the Mortgaged Property and of examining, copying and making extracts from the books and records of Mortgagor relating to the Mortgaged Property. Mortgagor shall lend assistance to all such
agents,   representatives  and  employees  of  Mortgagee.

                  1.16 Waste;  Alteration of  Improvements.  Mortgagor shall not commit, suffer or permit any waste on the Mortgaged Property nor take any actions that might invalidate any insurance carried on the Mortgaged Property. Mortgagor shall maintain the Mortgaged Property in good condition and repair. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Mortgagee. Without the prior written consent of Mortgagee, Mortgagor shall not commence construction of any improvements on the Premises other than improvements required for the
maintenance   or  repair  of  the   Mortgaged   Property.

                  1.17 Zoning. Without the prior written consent of Mortgagee, Mortgagor shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Premises or the Improvements. Mortgagor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Premises or the Improvements. Mortgagor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Mortgaged Property. Mortgagor shall keep all licenses, permits, franchises and other approvals necessary for the operation of the Mortgaged Property in full force and effect. Mortgagor shall operate the Mortgaged Property in compliance with all applicable zoning regulations and provisions. If, under applicable zoning provisions, the current use of all or any part of the Premises or the Improvements is or becomes a nonconforming use, Mortgagor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Mortgagee. Further, without Mortgagee's prior written consent, Mortgagor shall not file or subject any part of the Premises or the Improvements to any declaration of condominium or co-operative or convert any part of the Premises or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

                  1.18 Financial Statements and Books and Records. Mortgagor shall keep accurate books and records of account of the Mortgaged Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Mortgagee and its duly authorized representatives shall have the right to examine, copy and audit Mortgagor's records and books of account at all reasonable times. So long as this Mortgage continues in effect, Mortgagor shall provide to Mortgagee, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which must be certified to Mortgagee as being true and correct by Mortgagor or the person or entity to which they pertain, as applicable:

                           (a)      copies of all tax returns  filed by  Mortgagor,  within  thirty (30) days after the date of filing;

                           (b)      monthly operating  statements for the Mortgaged  Property,  within fifteen (15)
days after the end of each of the first  (1st)  twelve (12)  accounting  periods
(each of which ends on the Saturday closest to the end of the calendar month);

                           (c)      Tenant's  10-Q reports  within ten (10) days after each such report is required to be filed with the Securities and Exchange Commission;

                           (d)      Tenant's  10-K reports  within ten (10) days after each such report is required to be filed with the Securities and Exchange Commission; and

                           (e)      such other information with respect to the Mortgaged Property,  Mortgagor,  the principals or general partners in Mortgagor,  and each Indemnitor,  which may be reasonably  requested from time to time by Mortgagee,  within a reasonable  time after the applicable request.

         If any of the aforementioned materials are not furnished to Mortgagee within the applicable time periods or Mortgagee is dissatisfied with the contents of any of the foregoing and has notified Mortgagor of its dissatisfaction, in addition to any other rights and remedies of Mortgagee contained herein, Mortgagee shall have the right, but not the obligation, to obtain the same by means of an audit by an independent certified public accountant selected by Mortgagee, in which event Mortgagor agrees to pay, or to reimburse Mortgagee for, any expense of such audit and further agrees to provide all necessary information to said accountant and to otherwise cooperate in the making of such audit.

                  1.19 Further Documentation. Mortgagor shall, on the request of Mortgagee and at the expense of Mortgagor: (a) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage or in the contents of any of the other Loan Documents; (b) promptly execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Mortgaged Property; (c) promptly execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically, without limitation, any financing statement) deemed advisable by Mortgagee to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (d) promptly furnish to Mortgagee, upon Mortgagee's request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Mortgagee and in form and substance supplied by Mortgagee, setting forth all amounts due under the Note, stating whether any Default or Event of Default has occurred hereunder, stating whether any offsets or defenses exist against the Debt and containing such other matters as Mortgagee may reasonably require.

                  1.20 Payment of Costs; Reimbursement to Mortgagee. Mortgagor shall pay all costs and expenses of every character reasonably incurred in connection with the closing of the loan evidenced by the Note and secured hereby or otherwise attributable or chargeable to Mortgagor as the owner of the Mortgaged Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and reasonable attorneys' fees. If Mortgagor defaults in any such payment, which default is not cured within any applicable grace or cure period, Mortgagee may pay the same and Mortgagor shall reimburse Mortgagee on demand for all such costs and expenses incurred or paid by Mortgagee, together with such interest thereon at the Default Interest Rate from and after the date of Mortgagee's making such payment until reimbursement thereof by Mortgagor. Any such sums disbursed by Mortgagee, together with such interest thereon, shall be additional indebtedness of Mortgagor secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. Further, Mortgagor shall promptly notify Mortgagee in writing of any litigation or threatened litigation affecting the Mortgaged Property, or any other demand or claim which, if enforced, could impair or threaten to impair Mortgagee's security hereunder. Without limiting or waiving any other rights and remedies of Mortgagee hereunder, if Mortgagor fails to perform any of its covenants or agreements contained in this Mortgage or in any of the other Loan Documents and such failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Mortgagee's interest in the Mortgaged Property or Mortgagee's right to enforce its security, then Mortgagee may, at it option, with or without notice to Mortgagor, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgage or to remedy the failure of Mortgagor to perform its covenants and agreements (without, however, waiving any default of Mortgagor). Mortgagor agrees to pay on demand all expenses of Mortgagee incurred with respect to the foregoing (including, but not limited to, reasonable fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Mortgagee incurs such expenses until reimbursement thereof by Mortgagor. Any such expenses so incurred by Mortgagee, together with interest thereon as provided above, shall be additional indebtedness of Mortgagor secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. The necessity for any such actions and of the amounts to be paid shall be determined by Mortgagee in its discretion. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor. Mortgagor hereby acknowledges and agrees that the remedies set forth in this Section 1.20 shall be exercisable by Mortgagee, and any and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Mortgagee after the filing by Mortgagor of a voluntary case or the filing against Mortgagor of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Mortgagor, Mortgagee, any Indemnitor, the Debt or any of the Loan Documents. Mortgagor hereby indemnifies and holds Mortgagee harmless from and against all loss, cost and expenses with respect to any Event of Default hereof, any liens (i.e., judgments, mechanics' and materialmen's liens, or otherwise), charges and encumbrances filed against the Mortgaged Property, and from any claims and demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Premises or the Improvements or any nuisance made or suffered thereon, except those that are due to Mortgagee's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, including, without limitation, in any case, reasonable attorneys' fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the Debt. This Section shall not be construed to require Mortgagee to incur any expenses, make any appearances or take any actions.

                  1.21 Security Interest. This Mortgage is also intended to encumber and create a security interest in, and Mortgagor hereby grants to Mortgagee a security interest in, all sums on deposit with Mortgagee pursuant to the provisions of Section 1.6, Section 1.7, Section 1.8 and Section 1.34 hereof or any other Section hereof or of any other Loan Document and all fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property of Mortgagor included within the Mortgaged Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the "Collateral"), whether or not the same shall be attached to the Premises or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Premises and the Improvements. The foregoing security interest shall also cover Mortgagor's leasehold interest in any of the foregoing property which is leased by Mortgagor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Mortgagor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Mortgagee. Mortgagor shall, from time to time upon the request of Mortgagee, supply Mortgagee with a current inventory of all of the property in which Mortgagee is granted a security interest hereunder, in such detail as Mortgagee may reasonably require. Mortgagor shall promptly replace all of the Collateral subject to the lien or security interest of this Mortgage when worn or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Mortgagee, remove from the Premises or the Improvements any of the Collateral subject to the lien or security interest of this Mortgage except such as is replaced by an article of equal suitability and value as above provided, owned by Mortgagor free and clear of any lien or security interest except that created by this Mortgage and the other Loan Documents. All of the Collateral shall be kept at the location of the Premises except as otherwise required by the terms of the Loan Documents. Mortgagor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy. Notwithstanding anything to the contrary herein provided, neither the Mortgaged Property nor the Collateral shall include any inventory, equipment or trade fixtures of Tenant (or any other tenant of the Mortgaged Property) or the proceeds thereof.

                  1.22 Security Agreement. This Mortgage constitutes a security agreement between Mortgagor and Mortgagee with respect to the Collateral in which Mortgagee is granted a security interest hereunder, and, cumulative of all other rights and remedies of Mortgagee hereunder, Mortgagee shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Mortgagor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Mortgagee the attorney-in-fact of Mortgagor to execute and deliver and, if appropriate, to file with the appropriate filing officer or office, such security agreements, financing statements, continuation statements or other instruments as Mortgagee may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. To the extent specifically provided herein, Mortgagee shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Mortgaged Property, and Mortgagor shall promptly deliver the same to Mortgagee, endorsed to Mortgagee, without further notice from Mortgagee. Mortgagor agrees to furnish Mortgagee with notice of any change in the name, identity, organizational structure, residence, or principal place of business or mailing address of Mortgagor within ten (10) days of the effective date of any such change. Upon the occurrence of any Event of Default, Mortgagee shall have the rights and remedies as prescribed in this Mortgage, or as prescribed by general law, or as prescribed by any applicable Uniform Commercial Code, all at Mortgagee's election. Any disposition of the Collateral may be conducted by an employee or agent of Mortgagee. Any person, including both Mortgagor and Mortgagee, shall be eligible to purchase any part or all of the Collateral at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Mortgagee's reasonable attorneys' fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. Mortgagee shall have the right to enter upon the Premises and the Improvements or any real property where any of the property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Mortgagor, upon demand of Mortgagee, shall assemble such property and make it available to Mortgagee at the Premises, or at a place which is mutually agreed upon or, if no such place is agreed upon, at a place reasonably designated by Mortgagee to be reasonably convenient to Mortgagee and Mortgagor. If notice is required by law, Mortgagee shall give Mortgagor at least ten (10) days' prior written notice of the time and place of any public sale of such property, or adjournments thereof, or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Mortgagor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Mortgagor. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with a foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the Mortgaged Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Mortgagee pursuant to any applicable Uniform Commercial Code:


                           (a)      In the event of a foreclosure  sale, the Mortgaged  Property may, at the option of Mortgagee, be sold as a whole; and

                           (b)      It shall not be necessary that Mortgagee take possession of the  aforementioned
Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary  that said
Collateral, or any part thereof, be present at the location of such sale; and

                           (c)      Mortgagee  may appoint or delegate  any one or more persons as agent to perform any act or acts  necessary or incident to any sale held by Mortgagee,  including the  sending of  notices  and the  conduct  of the sale,  but in the name and on behalf of  Mortgagee.  The name and address of  Mortgagor  (as Debtor  under any applicable Uniform Commercial Code) are:


                           ONE PRICE REALTY, INC.
                           Hwy. 290 - Commerce Park
                           Duncan, South Carolina  29334

The name and address of Mortgagee (as Secured Party under any applicable Uniform Commercial Code) are:
                           FIRST UNION NATIONAL BANK
                           One First Union Center DC6
                           Charlotte, North Carolina 28288-0166

                                            1.23  Easements  and  Rights-of-Way.
                           Mortgagor shall not grant any easement or right-of-way with respect to all or any portion of the Premises or the Improvements without the prior written consent of Mortgagee. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Mortgage and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement or right-of-way. If Mortgagee consents to the grant of an easement or right-of-way, Mortgagee agrees to grant such consent without charge to Mortgagor other than expenses, including, without limitation, reasonable attorneys' fees, incurred by Mortgagee in the review of Mortgagor's request and in the preparation of documents effecting the subordination.

                                            1.24 Compliance with Laws. Mortgagor
                           shall at all times comply with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Mortgaged Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Mortgaged Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Mortgaged Property; provided, however, that, Mortgagor may, upon providing Mortgagee with security satisfactory to Mortgagee, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Mortgaged Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Mortgagor shall not use or occupy, or allow the use or occupancy of, the Mortgaged Property in any manner which violates the Lease or any Other Lease of or any other agreement applicable to the Mortgaged Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

                                            1.25 Additional  Taxes. In the event
                           of the enactment after the date hereof of any law of the state in which the Mortgaged Property is located or of any other governmental entity deducting from the value of the Mortgaged Property for the purpose of taxing any lien or security interest thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of deeds of trust, mortgages or security agreements or debts secured by deeds of trust, mortgages or security agreements or the interest of the beneficiary, mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Mortgage or the Debt or Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes, assessments, charges or liens, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (a) it might be unlawful to require Mortgagor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Debt to be and become due and payable in full thirty (30) days from the giving of such notice, and, in connection with the payment of such Debt, no prepayment premium or fee shall be due unless, at the time of such payment, an Event of Default or a Default shall have occurred, which Default or Event of Default is unrelated to the provisions of this Section 1.25, in which event any applicable prepayment premium or fee in accordance with the terms of the Note shall be due and payable.

                                            1.26  Secured  Indebtedness.  It  is
                           understood and agreed that this Mortgage shall secure payment of not only the indebtedness evidenced by the Note but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents, all of which indebtedness is equally secured with and has the same priority as any amounts advanced as of the date hereof. It is agreed that any future advances made by Mortgagee to or for the benefit of Mortgagor from time to time under this Mortgage or the other Loan Documents and whether or not such advances are obligatory or are made at the option of Mortgagee, or otherwise, made for any purpose, within twenty (20) years from the date hereof, and all interest accruing thereon, shall be equally secured by this Mortgage and shall have the same priority as all amounts, if any, advanced as of the date hereof and shall be subject to all of the terms and provisions of this Mortgage.
                                            1.27  Mortgagor's  Waivers.  To  the
                           full extent permitted by law, Mortgagor agrees that Mortgagor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the Debt prior to any sale of the Mortgaged Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Mortgaged Property so sold. Mortgagor, for Mortgagor and Mortgagor's successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel: (a) waives, releases, relinquishes and forever forgoes all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the Debt (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshaling of the assets of Mortgagor, including the Mortgaged Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Mortgaged Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Mortgaged Property sold as an entirety; and (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law. To the full extent permitted by law, Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage to a sale of the Mortgaged Property, for the collection of the Debt without any prior or different resort for collection, or the right of
                           Mortgagee under the terms of this Mortgage to the payment of the Debt out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatever. Furthermore, Mortgagor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Mortgage or to collect any of the Debt to the fullest extent permitted by law. Mortgagor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Mortgagor, Mortgagor shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S.C. '105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights of Mortgagee against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any
                           indemnity,   guaranty   or   otherwise.

                                  1.28 SUBMISSION TO JURISDICTION; WAIVER OF
                           JURY  TRIAL.
                                                     (a)      MORTGAGOR,  TO THE
                           FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PREMISES IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS MORTGAGE OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY IN WHICH THE PREMISES IS LOCATED, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF MORTGAGEE TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM).

                                                     (b)      MORTGAGOR,  TO THE
                           FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE DEBT OR ANY CONDUCT, ACT OR OMISSION OF MORTGAGEE OR MORTGAGOR, OR ANY OF
                           THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH MORTGAGEE OR MORTGAGOR, IN EACH OR THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

                                            1.29  Attorney-in-Fact   Provisions.
                           With respect to any provision of this Mortgage or any other Loan Document whereby Mortgagor grants to Mortgagee a power-of-attorney, provided no Default or Event of Default has occurred under this Mortgage, Mortgagee shall first give Mortgagor written notice at least three (3) days prior to acting under such power, which notice shall demand that Mortgagor first take the proposed action within such period and advising Mortgagor that if it fails to do so, Mortgagee will so act under the power; provided, however, that, in the event that a Default or an Event of Default has occurred, or if necessary to prevent imminent death, serious injury, damage, loss, forfeiture or diminution in value to the Mortgaged Property or any surrounding property or to prevent any adverse affect on Mortgagee's interest in the Mortgaged Property, Mortgagee may act immediately and without first giving such notice. In such event, Mortgagee will give Mortgagor notice of such action
                           as      soon       thereafter      as      reasonably
                           practical.

                                            1.30  Management  of  Property.  All
                           Rents and Profits generated by or derived from the Mortgaged Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Mortgaged Property, including, without limitation, current expenses relating to Mortgagor's liabilities and obligations with respect to this Mortgage and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Mortgaged Property shall be diverted by Mortgagor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Mortgaged Property have been fully paid and satisfied.
                                            1.31 Hazardous  Waste and Other
                           Substances.

                                                     (a)      Mortgagor   hereby
                           represents   and   warrants   to
                           Mortgagee that, as of the date hereof: (i) to the best of Mortgagor's knowledge, information and belief, none of Mortgagor nor the Mortgaged Property nor any Tenant at the Premises nor the operations conducted thereon is in direct or indirect violation of or otherwise exposed to any liability under any local, state or federal law, rule or regulation or common law duty pertaining to human health, natural resources or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. '9601 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. '6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. '1251 et seq.), the Clean Air Act (42 U.S.C. '7401 et seq.), the Emergency Planning and Community-Right-to-Know Act (42 U.S.C. '11001 et seq.), the Endangered Species Act (16 U.S.C. '1531 et seq.), the Toxic Substances Control Act (15 U.S.C. '2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. '651 et seq.) and the Hazardous
                           Materials Transportation Act (49 U.S.C. '1801 et seq.), regulations promulgated pursuant to said laws, all as amended from time to time or otherwise exposed to any liability under any Environmental Law relating to or affecting the Mortgaged Property, whether or not used by or within the control of Mortgagor; (ii) no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos or asbestos-containing materials, lead based paint, polychlorinated biphenyls, petroleum or petroleum products or byproducts, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances") are located on, in or under or have been handled, generated, stored, processed or disposed of on or released or discharged from the Mortgaged Property (including underground contamination), except for those substances used by Mortgagor or any Tenant in the ordinary course of their respective businesses and in compliance with all Environmental Statutes and where such could not reasonably be expected to give rise to liability under Environmental Laws; (iii) the Mortgaged Property is not subject to any private or governmental lien or judicial or administrative notice or action arising under Environmental Laws;
                           (iv) there is no pending, nor, to Mortgagor's knowledge, information or belief, threatened litigation arising under Environmental Laws affecting Mortgagor or the Mortgaged Property; there are no and have been no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances or landfills or dumps on the
                           Mortgaged Property; (v) Mortgagor has received no notice of, and to the best of Mortgagor's knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Mortgaged Property, nor does Mortgagor know of any basis for such an investigation, action, proceeding or claim;
                           vi) Mortgagor has received no notice of and, to the best of Mortgagor's knowledge and belief, there has been no claim by any party that any use, operation or condition of the Mortgaged Property has caused any nuisance or any other liability or adverse condition on any other property, nor does Mortgagor know of any basis for such an investigation, action, proceeding or claim.

                                                     (b)      Mortgagor  has not
                           received  nor  to  the  best  of
                           Mortgagor's knowledge, information and belief has there been issued, any notice, notification, demand, request for information, citation, summons, or order in any way relating to any actual, alleged or potential violation or liability arising under Environmental Laws; and

                                                     (c)      Neither the
                           Mortgaged Property, nor to the best of Mortgagor's knowledge, information and belief, any property to which Mortgagor has, in connection with the maintenance or operation of the Mortgaged Property, directly or indirectly transported or arranged for the transportation of any Hazardous Substances is listed or, to the best of Mortgagor's knowledge, information and belief, proposed for listing on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal or state list of sites requiring environmental investigation or clean-up.

                                                     (d)      Mortgagor    shall
                           comply   with   all   applicable
                           Environmental Laws. Mortgagor shall keep or cause the Mortgaged Property to be kept free from Hazardous Substances (except those substances used by Mortgagor or any Tenant in the ordinary course of their respective businesses and except in compliance with all Environmental Laws and where such could not reasonably be expected to give rise to liability under Environmental Laws) and in compliance with all Environmental Laws, Mortgagor shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all Tenants in quantities or conditions that would violate or give rise to any obligation to take remedial or other action under any applicable Environmental Laws. Without limiting the generality of the foregoing, during the term of this Mortgage, Mortgagor shall not install in the Improvements or permit to be installed in the Improvements any asbestos or asbestos-containing asbestos.

                                                     (e)      Mortgagor   shall
                           promptly notify Mortgagee if Mortgagor shall become aware of (i) the actual or potential existence of any Hazardous Substances on the Mortgaged Property other than those occurring in the ordinary course of
                           Mortgagor's business and which do not violate, or would not otherwise give rise to liability under Environmental Laws, (ii) any direct or indirect violation of, or other exposure to liability under, any Environmental Laws, (iii) any lien, action or notice affecting the Mortgaged Property or Mortgagor resulting from any violation or alleged violation of or liability or alleged liability under any Environmental Laws, (iv) the institution of any investigation, inquiry or proceeding concerning Mortgagor or the Mortgaged Property pursuant to any Environmental Laws or otherwise relating to Hazardous Substances, or (v) the discovery of any occurrence, condition or state of facts which would render any representation or warranty contained in this Mortgage incorrect in any respect if made at the time of such discovery. Immediately upon receipt of same, Mortgagor, shall deliver to Mortgagee copies of any and all requests for information, complaints, citations, summonses, orders, notices, reports or other communications, documents or instruments in any way relating to any actual, alleged or potential violation or liability of any nature whatsoever arising under Environmental Laws and relating to the Mortgaged Property or to Mortgagor. Indemnitors shall remedy or cause to be remedied in a timely manner (and in any event within the time period permitted by applicable Environmental Laws) any violation of Environmental Laws or any condition that could give rise liability under Environmental Laws. Without limiting the foregoing, Mortgagor shall, promptly and regardless of the source of the contamination or threat to the environment or human health, at its own expense, take all actions as shall be necessary or prudent, for the clean-up of any and all portions of the Mortgaged Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Mortgagee) and shall further pay or cause to be paid, at no expense to Mortgagee, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Mortgaged Property. In the event Mortgagor fails to do so, Mortgagee may, but shall not be obligated to, cause the Mortgaged Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws and any and all costs and expenses incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. Mortgagor hereby grants to Mortgagee and its agents and employees access to the Mortgaged Property and a license to remove any items deemed by Mortgagee to be Hazardous Substances and to do all things Mortgagee shall deem necessary to bring the Mortgaged Property into conformance with Environmental Laws.

                                                     (f)     Mortgagor covenants
                           and agrees,  at Mortgagor's sole
                           cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Mortgagee), and hold Mortgagee harmless from and against any and all liens, damages (including without limitation, punitive or exemplary damages), losses, liabilities (including, without limitation, strict liability), obligations, settlement payments, penalties, fines, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Mortgagee or the Mortgaged Property, and arising directly or indirectly from or out of: (i) any violation or alleged violation of, or liability or alleged liability under, any Environmental Law;
                           (ii) the presence, release or threat of release of or exposure to any Hazardous Substances on, in, under or affecting all or any portion of the Mortgaged Property or any surrounding areas, regardless of whether or not caused by or within the control of Mortgagor; (iii) any transport, treatment, recycling, storage, disposal or arrangement therefor of Hazardous Substances whether on the Mortgaged Property, originating from the Mortgaged Property, or otherwise associated with Mortgagor or any operations conducted on the Mortgaged Property at any time; (iv) the failure by Mortgagor to comply fully with the terms and conditions of this Section 1.31; (v) the breach of any representation or warranty contained in this Section 1.31; (vi) the enforcement of this
                           Section 1.31, including, without limitation, the cost of assessment, investigation, containment, removal and/or remediation of any and all Hazardous Substances from all or any portion of the Mortgaged Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substances on, in, under or affecting any portion of the Mortgaged Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with Environmental Laws in connection with all or any portion of the Mortgaged Property or any surrounding  areas.  The  indemnity set forth in this
                           Section 1.31 shall also include any diminution in the value of the security afforded by the Mortgaged Property or any future reduction in the sales price of the Mortgaged Property by reason of any matter set forth in this Section 1.31. The foregoing indemnity shall specifically not include any such costs relating to Hazardous Substances which are initially placed on, in or under the Mortgaged Property after foreclosure or other taking of title to the Mortgaged Property by Mortgagee or its successor or assigns. Mortgagee's rights under this Section shall survive payment in full of the Debt and shall be in addition to all other rights of Mortgagee under this Mortgage, the Note and the other Loan Documents.

                                                     (g)      Upon  Mortgagee's
                           request, at any time after the occurrence of an Event of Default or at such other time as Mortgagee has reasonable grounds to believe that Hazardous Substances are or have been released, stored or disposed of on the Mortgaged Property, or on property contiguous with the Mortgaged Property, or that the Mortgaged Property may be in violation of the Environmental Laws, Mortgagor shall perform or cause to be performed, at Mortgagor's sole cost and expense and in scope, form and substance satisfactory to Mortgagee, an inspection or audit of the Mortgaged
                           Property    prepared   by   a    hydrogeologist    or
                           environmental engineer or other appropriate consultant approved by Mortgagee indicating the presence or absence of Hazardous Substances on the Mortgaged Property, the compliance or non-compliance status of the Mortgaged Property and the operations conducted thereon with applicable Environmental Laws, or an inspection or audit of the Mortgaged Property prepared by an engineering or consulting firm approved by Mortgagee indicating the presence or absence of friable asbestos or substances containing asbestos or lead or substances containing lead or lead based paint ("Lead Based Paint") on the Mortgaged Property. If Mortgagor fails to provide reports of such inspection or audit within thirty
                           (30) days after such request, Mortgagee may order the same, and Mortgagor hereby grants to Mortgagee and its employees and agents access to the Mortgaged Property and an irrevocable license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt.

                                                     (h)      Reference is  made
                           to  that  certain  Environmental
                           Indemnity  Agreement  of even  date  herewith  by and
                           among Mortgagor, Tenant and Mortgagee (the "Environmental Indemnity Agreement"). The provisions of this Mortgage and the Environmental Indemnity Agreement shall be read together to maximize the coverage with respect to the subject matter thereof, as determined by Mortgagee.

                                                     (i)     Mortgagor covenants
                           and agrees to institute,  within
                           thirty (30) days after the discovery of any asbestos containing materials ("ACM") in the Improvements and written request from Mortgagee, an operations and maintenance program (the "Maintenance Program") designed by an environmental consultant, satisfactory to Mortgagee, with respect to ACM's, consistent with "Guidelines for Controlling Asbestos-Containing Materials in Buildings" (USEPA, 1985) and other relevant guidelines, and such Maintenance Program will thereafter continuously remain in effect until the Debt secured hereby is repaid in full. In furtherance of the foregoing, Mortgagor shall thereafter inspect and maintain all ACM's on a regular basis and ensure that all ACM's shall be maintained in a condition that prevents exposure of residents to ACM's at all times. Without limiting the generality of the preceding sentence, Mortgagee may require (i) periodic notices or reports to Mortgagee in form, substance and at such intervals as Mortgagee may specify, (ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (iii) at Mortgagor's sole expense, supplemental examination of the Mortgaged Property by consultants specified by Mortgagee, and (iv) variation of the operations and maintenance program in response to the reports
                           provided   by  any  such   consultants.

                           (j) Intentionally omitted.

                           (k) Intentionally omitted.

         1.32 Indemnification; Subrogation.

                                                     (a)     Mortgagor   shall
                           indemnify, defend and hold Mortgagee harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Mortgaged Property or the Debt, and
                           (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Mortgagee's reasonable attorneys'
                           fees) of whatever kind or nature which may be asserted against, imposed on or incurred by Mortgagee in connection with the Debt, this Mortgage, the Mortgaged Property, or any part thereof, or the exercise by Mortgagee of any rights or remedies granted to it under this Mortgage; provided, however, that nothing herein shall be construed to obligate Mortgagor to indemnify, defend and hold harmless Mortgagee from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Mortgagee by reason of Mortgagee's willful misconduct or gross negligence.

                                                     (b)      If  Mortgagee  is
                           made a party defendant to any litigation or any claim is threatened or brought against Mortgagee concerning the Debt, this Mortgage, the Mortgaged Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys' fees and expenses incurred by Mortgagee in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or to prosecute any breach by Mortgagor of any of the terms hereof or to recover any sum secured hereby, Mortgagor shall pay to Mortgagee its reasonable attorneys' fees and expenses. The right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Mortgagor breaches any term of this Mortgage, Mortgagee may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Mortgagor, Mortgagor shall pay Mortgagee reasonable attorneys' fees and expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagor by reason of such breach. All references to "attorneys" in this Subsection and elsewhere in this Mortgage shall include, without limitation, any attorney or law firm engaged by Mortgagee and Mortgagee's in-house counsel, and all references to "fees and expenses" in this Subsection and elsewhere in this Mortgage shall include, without limitation, any fees of such attorney or law firm, any appellate counsel fees, if applicable, and any allocation charges and allocation costs of Mortgagee's in-house counsel.

                                                     (c)      A  waiver  of
                           subrogation shall be obtained by Mortgagor from its insurance carrier and, consequently, Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for loss of or damage to Mortgagor, the Mortgaged Property, Mortgagor's property or the property of others under Mortgagor's control from any cause insured against or required to be insured against by the provisions of this Mortgage.

                                            1.33   Covenants   with  Respect  to
                           Indebtedness, Operations, Fundamental Changes of Mortgagor. Mortgagor hereby represents, warrants and covenants as of the date hereof and until such time as the Debt is paid in full, that Mortgagor:

                                                     (a)      will  not  amend,
                           modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization, or other formation agreement or document, as applicable, in any material term or manner, or in a manner which adversely affects Mortgagor's existence as a single purpose entity;

                                                     (b)      will not liquidate
                           or  dissolve  (or  suffer  any
                           liquidation or dissolution), or enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of any entity;

                                                     (c)      has not and will
                           not  guarantee,  pledge  its  assets
                           for the benefit of, or otherwise become liable on or in connection with, any obligation of any other person or entity;

                                                     (d)      does not own and
                           will not own any asset other than (i) the Mortgaged Property, and (ii) incidental personal property
                           necessary   for  the   operation  of  the   Mortgaged
                           Property;

                                                     (e)      is not engaged and
                           will not engage, either directly or indirectly, in any business other than the ownership, management and operation of the Mortgaged Property;

                                                     (f)      will not enter
                           into any contract or agreement with any general partner, principal, affiliate or member of Mortgagor, as applicable, or any affiliate of any general partner, principal or member of Mortgagor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

                                                     (g)      has  not  incurred
                           and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Debt, and (ii) affiliate advances or trade payables or accrued expenses incurred in the ordinary course of business of operating the Mortgaged Property, and no other debt will be secured (senior, subordinate or pari passu) by the Mortgaged Property;

                                                     (h)      has  not  made
                           and  will  not  make  any   loans  or advances to
                           any third party (including any affiliate);

                                                     (i)      is and will be
                           solvent  and pay its  debts  from its
                           assets as the same shall become due;

                                                     (j)      has  done  or
                           caused  to be  done  and  will  do all
                           things   necessary  to  preserve  its  existence,
                           and  will  observe  all  formalities
                           applicable to it;

                                                     (k)      will  conduct  and
                           operate  its  business in its own
                           name and as presently conducted and operated;

                                                     (l)      will  maintain
                           financial statements, books and records and bank accounts separate from those of its affiliates, including, without limitation, its general partners or members, as applicable;

                                                     (m)      will be,  and at
                           all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including, without limitation, any affiliate, general partner, or member, as applicable, or any affiliate of any general partner or member of Mortgagor, as applicable);

                           (n) Intentionally omitted;

                                                     (o)      will  maintain
                           adequate   capital  for  the  normal
                           obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                                                     (p)      will  establish
                           and maintain an office through which its business will be conducted separate and apart from those of its affiliates and shall allocate fairly and reasonably any overhead and expense for shared office space;

                                                     (q)      will not commingle
                           the funds  and  other  assets of
                           Mortgagor with those of any general partner, member, affiliate, principal or any other person;

                                                     (r)      has and will
                           maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person;

                                                     (s)      does  not  and
                           will  not  hold   itself  out  to  be
                           responsible for the debts or obligations of any other person;

                                                     (t)      will  pay  any
                           liabilities  out  of its  own  funds,
                           including salaries of its employees, not funds of any affiliate; and

                                                     (u)      will use
                           stationery, invoices, and checks separate from its affiliates.

                                            1.34 Repair and Remediation Reserve.
                           Prior to the execution of this Mortgage, Mortgagee has caused the Mortgaged Property to be inspected and such inspection has revealed that the Mortgaged Property is in need of certain maintenance, repairs and/or remedial or corrective work. Contemporaneously with the execution hereof, Mortgagor has established with the Mortgagee a reserve in the amount of $26,275.00 (the "Repair and Remediation Reserve") by depositing such amount with Mortgagee. Mortgagor shall cause each of the items described in that certain Engineering Report (the "Engineering Report") entitled Property Condition Report, dated June 5, 1997 and prepared by Inspection and Valuation International (the "Deferred Maintenance") to be completed, performed, remediated and corrected to the satisfaction of Mortgagee and as necessary to bring the Mortgaged Property into compliance with all applicable laws, ordinances, rules and regulations on or before the expiration of six (6) months after the effective date hereof, as such time period may be extended by Mortgagee in its sole discretion. So long as no Event of Default has occurred, all sums in the Repair and Remediation Reserve shall be held by Mortgagee in the Repair and Remediation Reserve to pay the costs and expenses of completing the Deferred Maintenance. So long as no Event of Default has occurred, Mortgagee shall, to the extent funds are available for such purpose in the Repair and Remediation Reserve, disburse to Mortgagor the amount paid or incurred by Mortgagor in completing, performing, remediating or correcting the Deferred Maintenance upon (a) the receipt by Mortgagee of a written request from Mortgagor for disbursement from the Repair and Remediation Reserve and a certification by Mortgagor in a form as may be required by Mortgagee that the applicable item of Deferred Maintenance has been completed in accordance with the terms of this Mortgage, (b) delivery to Mortgagee of invoices, receipts or other evidence satisfactory to Mortgagee verifying the costs of the Deferred Maintenance to be reimbursed, (c) delivery to Mortgagee of a certification from an inspecting architect, engineer or other consultant reasonably acceptable to Mortgagee describing the completed work, verifying the completion of the work and the value of the completed work and, if applicable, certifying that the Mortgaged Property is, as a result of such work, in compliance with all applicable laws, ordinances, rules and regulations relating to the Deferred Maintenance so performed, and (d) delivery to Mortgagee of affidavits, lien waivers or other evidence reasonably satisfactory to Mortgagee showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished materials or labor to the Mortgaged Property have been paid all amounts due for such labor and materials furnished to the Mortgaged Property. Mortgagee shall not be required to make advances from the Repair and Remediation Reserve more frequently than once in any ninety (90) day period. In making any payment from the Repair and Remediation Reserve, Mortgagee shall be entitled to rely on such request from Mortgagor without any inquiry into the accuracy, validity or contestability of any such amount. No interest on the funds contained in the Repair and Remediation Reserve shall be paid by Mortgagee to Mortgagor. Mortgagor hereby grants to Mortgagee a power-of-attorney, coupled with an interest, to cause the Deferred Maintenance to be completed, performed, remediated and corrected to the satisfaction of Mortgagee upon Mortgagor's failure to do so in accordance with the terms and conditions of this Section 1.34, and to apply the amounts on deposit in the Repair and Remediation Reserve to the costs associated therewith, all as Mortgagee may determine in its sole and absolute discretion but without obligation to do so.


                                                                  ARTICLE II
                                EVENTS OF DEFAULT

                                             2.1     Events of  Default.  The
                           occurrence  of any of the  following
                           events shall be an Event of Default hereunder:

                                                     (a)      Mortgagor   fails
                           to pay any money to Mortgagee required hereunder at the time or within any applicable grace period set forth herein, or if no grace period is set forth herein, then within seven (7) days of the date such payment is due (except those regarding payments to be made under the Note, which failure is subject to any grace periods set forth in the Note).
                                                     (b)      Mortgagor  fails
                           to provide insurance as required by Section 1.4 hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section
                           1.31 or  Section  1.33  hereof.

                                                     (c)      Mortgagor   fails
                           to perform any other covenant, agreement, obligation, term or condition set forth herein, other than those otherwise described in this Section 2.1, and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Mortgagee to Mortgagor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Mortgagor commences to cure such default promptly after receipt of notice thereof from Mortgagee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days.

                                                     (d)      Any representation
                           or warranty  made herein,  in or
                           in connection with any application or commitment relating to the loan evidenced by the Note, or in any of the other Loan Documents to Mortgagee by Mortgagor, by any principal, general partner, manager or member in Mortgagor, or by any Indemnitor is determined by Mortgagee to have been false or misleading in any material respect at the time made.

                                                     (e)      There  shall  be
                           a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Mortgaged Property, Mortgagor or its general partners or managing members, or any portion thereof or any interest therein, in violation of Section 1.13 hereof.

                                                     (f)      A  default  occurs
                           under  any  of  the  other  Loan
                           Documents   which  has  not  been  cured  within  any
                           applicable grace or cure period therein provided.

                                                     (g)      Mortgagor,   any
                           principal, general partner or managing member in Mortgagor or any Indemnitor becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or files a petition in bankruptcy, or is voluntarily adjudicated insolvent or bankrupt or admits in writing the inability to pay its debts as they mature, or petitions or applies to any tribunal for or consents to or fails to contest the appointment of a receiver, trustee, custodian or similar officer for Mortgagor, for any such principal, general partner or managing member of Mortgagor or for any Indemnitor or for a substantial part of the assets of Mortgagor, of any such principal, general partner or managing member of Mortgagor or of any Indemnitor, or commences any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

                                                     (h)      A  petition  is
                           filed or any case, proceeding or other action is commenced against Mortgagor, against any principal, general partner or managing member of Mortgagor or against any Indemnitor seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction, whether now or hereafter in effect, or a court of competent jurisdiction enters an order for relief against Mortgagor, against any principal, general partner or managing member of Mortgagor or against any Indemnitor, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Mortgagor, of any such principal, general partner or managing member of Mortgagor or of any Indemnitor, a receiver, trustee, custodian or similar officer for Mortgagor, for any such principal, general partner or managing member of Mortgagor or for any Indemnitor, or for any substantial part of any of the properties of Mortgagor, of any such principal, general partner or managing member of Mortgagor or of any Indemnitor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree is not dismissed within sixty (60) days after being commenced.

                                                     (i)      The  Mortgaged
                           Property or any part thereof is taken on execution or other process of law in any action against Mortgagor.

                                                     (j)      Mortgagor abandons
                           all  or  a   portion   of  the Mortgaged Property.

                                                     (k)      The holder of any
                           lien or security interest on the Mortgaged Property (without implying the consent of Mortgagee to the existence or creation of any such lien or security interest), whether superior or subordinate to this Mortgage or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

                                                     (l)      The  Mortgaged
                           Property, or any part thereof, is subjected to waste or to removal, demolition or material alteration so that the value of the Mortgaged Property is materially diminished thereby and Mortgagee determines that it is not adequately protected from any loss, damage or risk associated therewith.

                                                     (m)      Any  dissolution,
                           termination, partial or complete liquidation, merger or consolidation of Mortgagor, any of its principals, any general partner or any managing member, or any Indemnitor.

                                                     ARTICLE III
                                                        REMEDIES

                                            3.1  Remedies  Available.  If  there
                           shall occur an Event of Default under this Mortgage, then this Mortgage is subject to foreclosure as provided by law and Mortgagee may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:
                                                     (a)      Acceleration.
                           Accelerate the maturity date of the Note and declare any or all of the Debt to be immediately due and payable without any presentment, demand, protest, notice or action of any kind whatever (each of which is hereby expressly waived by Mortgagor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

                                                     (b)      Entry on the
                           Mortgaged Property. Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Mortgaged Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law, unless such notice and process is waivable, in which case Mortgagor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Mortgagee's judgment to complete any unfinished construction on the Premises, to preserve the value, marketability or rentability of the Mortgaged Property, to increase the income therefrom, to manage and operate the Mortgaged Property or to protect the security hereof, and all sums expended by Mortgagee therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Debt.

                                                     (c)      Collect  Rents.
                           With or without  taking  possession  of the Mortgaged
                           Property,   sue  or  otherwise   collect  the  Rents,
                           including  those past due and  unpaid.

                                                     (d)      Appointment  of
                           Receiver. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Mortgaged Property, as a matter of strict right and without notice to Mortgagor and without regard to the adequacy of the Mortgaged Property for the repayment of the Debt or the solvency of Mortgagor or any person or persons liable for the payment of the Debt, and Mortgagor does hereby irrevocably consent to such appointment, waive any and all notices of and defenses to such appointment and agree not to oppose any application therefor by Mortgagee, but nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege Mortgagee may now have under the law to have a receiver appointed, provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Mortgagee to receive payment of the Rents pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Mortgaged Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section
                           3.3 below. Such receivership shall, at the option of Mortgagee, continue until full payment of all of the Debt or until title to the Mortgaged Property shall have passed by foreclosure sale under this Mortgage
                           or  deed  in  lieu  of   foreclosure.

                                                     (e)      Foreclosure.
                           Immediately commence an action to foreclose this Mortgage or to specifically enforce its provisions with respect to any of the Debt, pursuant to the statutes in such case made and provided, and sell the Mortgaged Property or cause the Mortgaged Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of
                           Mortgagee. In the event foreclosure proceedings are instituted by Mortgagee, all expenses incident to such proceedings, including, but not limited to, reasonable attorneys' fees and costs, shall be paid by Mortgagor and secured by this Mortgage and by all of the other Loan Documents securing all or any part of the Debt. The Debt and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), reasonable attorneys' fees and any other amounts due and unpaid to Mortgagee under the Loan Documents, may be bid by Mortgagee in the event of a foreclosure sale hereunder. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Mortgagee or its assigns may become the purchaser of the Mortgaged Property or any part thereof.
                                                     (f)      Judicial Remedies.
                           Proceed  by  suit or  suits,  at
                           law  or in  equity,  instituted  by or on  behalf  of
                           Mortgagee, upon written request of Mortgagee, to enforce the payment of the Debt or the other obligations of Mortgagor hereunder or pursuant to the Loan Documents, to foreclose the liens and security interests of this Mortgage as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other non-judicial remedies available to Mortgagee with respect to the Loan Documents. Proceeding with the request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of Mortgagee.

                                                     (g)      Intentionally
                           omitted.

                                                     (h)      Other.
                           Exercise   any  other   right  or  remedy   available
                           hereunder, under any of the other Loan Documents or at law or in equity.

                                            3.2 Application of Proceeds.  To the
                           fullest extent permitted by law, the proceeds of any sale under this Mortgage shall be applied, to the extent funds are so available, to the following items in such order as Mortgagee in its discretion may determine:

                                                     (i)      To  payment of the
                           reasonable costs, expenses and fees of taking possession of the Mortgaged Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Mortgagee's rights and remedies hereunder and under the other Loan Documents, including, but not limited to, receivers' fees, court costs, attorneys', accountants', appraisers', managers' and other professional fees, title charges and transfer taxes.

                                                     (j)      To payment of all
                           sums expended by Mortgagee under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

                                                     (k)      To  payment of the
                           Debt and all  other  obligations
                           secured by this Mortgage, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Mortgagee chooses in its sole discretion.

                                                     (l)      The  remainder,
                           if  any,  of  such  funds  shall  be
                           disbursed to Mortgagor or to the person or persons legally entitled thereto.

                                            3.3 Right and  Authority of Receiver
                           or Mortgagee in the Event of Default; Power of Attorney. Upon the occurrence of an Event of Default, and entry upon the Mortgaged Property pursuant to
                           Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Mortgagee's or the receiver's sole discretion, all at Mortgagor's expense, Mortgagee or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently:
                           (a) enter upon and take possession and control of any and all of the Mortgaged Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Mortgaged Property; (c) exclude Mortgagor and its agents, servants and employees wholly from the Mortgaged Property; (d) manage and operate the Mortgaged
                           Property; (e) preserve and maintain the Mortgaged Property; (f) make repairs and alterations to the Mortgaged Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Mortgagee may in its sole discretion deem appropriate or desirable to place the Mortgaged Property in such condition as will, in Mortgagee's sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Mortgaged Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Mortgaged Property under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Mortgagee as attorney-in-fact and agent of Mortgagor or in its own name as Mortgagee, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (1) collect and receive the Rents from the Mortgaged Property; (m) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their leases or other agreements; (n) sue for unpaid Rents, payments, income or proceeds in the name of Mortgagor or Mortgagee; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Mortgagee by this Mortgage; and
                           (r) do any acts which Mortgagee in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Mortgage. This
                           Mortgage shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Mortgagor or Mortgagee, at the request of Mortgagee, to pay all amounts owing under any lease, contract, concession, license or other agreement to Mortgagee without proof of the Event of Default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Mortgagor in so doing) any request, notice or demand by Mortgagee for the payment to Mortgagee of any Rents or other sums which may be or thereafter become due under its lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any Event of Default under this Mortgage or under any of the other Loan Documents has actually occurred or is then existing. Mortgagor hereby constitutes and appoints Mortgagee, its assignees, successors, transferees and nominees, as Mortgagor's true and lawful attorney-in-fact and agent, with full power of
                           substitution   in   the   Mortgaged   Property,    in
                           Mortgagor's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any portion of the Debt is outstanding. Any money advanced by Mortgagee in connection with any action taken under this Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Mortgagee until actually paid by Mortgagor, shall be a demand obligation owing by Mortgagor to Mortgagee and shall be secured by this Mortgage and by every other instrument securing all or any portion of the Debt.
                           a)

                                            3.4 Occupancy After Foreclosure.  In
                           the event there is a foreclosure sale hereunder and at the time of such sale, Mortgagor or Mortgagor's representatives, successors or assigns, or any other persons claiming any interest in the Mortgaged
                           Property by, through or under Mortgagor (except tenants of space in the Improvements subject to leases entered into prior to the date hereof), are occupying or using the Mortgaged Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Mortgagee or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Mortgaged Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Mortgaged Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Mortgaged Property in the appropriate court of the county in which the Premises is located.
                                            3.5  Notice  to   Account   Debtors.
                           Mortgagee may, at any time after an Event of Default, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Mortgagor included in the Mortgaged Property to pay Mortgagee directly. Mortgagor shall at any time or from time to time upon the request of Mortgagee provide to Mortgagee a current list of all such account debtors and obligors
                           and  their   addresses.

                                            3.6   Cumulative    Remedies.    All
                           remedies contained in this Mortgage are cumulative and Mortgagee shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Mortgagee and may be exercised in any order and as often as occasion therefor shall arise. No act of Mortgagee shall be construed as an election to proceed under any particular provisions of this Mortgage to the exclusion of any other provision of this Mortgage or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Mortgagee. No delay or failure by Mortgagee to exercise any right or remedy under this Mortgage shall be construed to be a waiver of that right or remedy or of any Event of Default. Mortgagee may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

                                            3.7 Payment of  Expenses.  Mortgagor
                           shall pay on demand all of Mortgagee's expenses incurred in any efforts to enforce any terms of this Mortgage, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, reasonable legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Mortgagee until actually paid by Mortgagor at the Default Interest Rate, and the same shall be secured by this Mortgage and by all of the other Loan Documents securing all
                           or  any  part  of  the   Debt.

                                                     ARTICLE IV
                                       MISCELLANEOUS TERMS AND CONDITIONS

                                            4.1 Time of Essence.  Time is of the
                           essence with respect to all provisions of this Mortgage.

                                            4.2 Release of  Mortgage.  If all of
                           the Debt be paid, then and in that event only, all rights under this Mortgage, except for those provisions hereof which by their terms survive, shall terminate and the Mortgaged Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be promptly released of record by Mortgagee in due form at Mortgagor's cost. No release of this Mortgage or the lien hereof shall be valid unless executed by Mortgagee.

                                            4.3  Certain  Rights  of  Mortgagee.
                           Without affecting Mortgagor's liability for the payment of any of the Debt, Mortgagee may from time to time and without notice to Mortgagor: (a) release any person liable for the payment of the Debt; (b) extend or modify the terms of payment of the Debt;
                           (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the Debt; (d) recover any part of the Mortgaged Property; (e) consent in writing to the making of any subdivision map or plat thereof;
                           (f) join in granting any easement therein; or (g) join in any extension agreement of this Mortgage or any agreement subordinating the lien hereof.

                                            4.4 Waiver of Certain  Defenses.  No
                           action for the enforcement of the lien hereof or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note or any of the other Loan Documents.

                                            4.5 Notices.  All notices,  demands,
                           requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Mortgage or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

                                            4.6  Successors  and Assigns;  Joint
                           and Several Liability. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Mortgagor and the successors and assigns of Mortgagor, including all successors in interest of Mortgagor in and to all or any part of the Mortgaged Property, and shall inure to the benefit of
                           Mortgagee, its directors, officers, shareholders, employees and agents and their respective successors and assigns and shall constitute covenants running with the land. All references in this Mortgage to Mortgagor or Mortgagee shall be deemed to include all such parties' successors and assigns, and the term "Mortgagee" as used herein shall also mean and refer to any lawful holder or owner, including pledgees and participants, of any of the Debt. If Mortgagor consists of more than one person or entity, each is jointly and severally liable to perform the obligations of Mortgagor hereunder and all representations, warranties, covenants and agreements made by Mortgagor hereunder are joint and several.
                                            4.7  Severability.  A  determination
                           that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.
                                            4.8 Gender.  Within  this  Mortgage,
                           words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

                                            4.9   Waiver;    Discontinuance   of
                           Proceedings. Mortgagee may waive any single Event of Default by Mortgagor hereunder without waiving any other prior or subsequent Event of Default. Mortgagee may remedy any Event of Default by Mortgagor hereunder without waiving the Event of Default remedied. Neither the failure by Mortgagee to exercise, nor the delay by Mortgagee in exercising, any right, power or remedy upon any Event of Default by Mortgagor hereunder shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by
                           Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance by Mortgagee of any payment in an amount less than the amount then due on any of the Debt shall be deemed an acceptance on account only and shall not in any way affect the existence of an Event of Default. In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Debt, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the same had never been invoked.

                                            4.10 Section Headings.  The headings
                           of the sections and paragraphs of this Mortgage are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

                                            4.11  GOVERNING  LAW.  THIS Mortgage
                           WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED, PROVIDED THAT TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING, AND PROVIDED FURTHER THAT THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED SHALL GOVERN AS TO THE CREATION, PRIORITY AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS IN THE MORTGAGED PROPERTY LOCATED IN SUCH STATE.

                                            4.12  Counting  of  Days.  The  term
                           "days" when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Premises is located, the period shall be deemed to end on the next succeeding business day. The term "business day" when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Greenville, South Carolina are authorized by law to be closed.

                                            4.13  Relationship  of the  Parties.
                           The relationship between Mortgagor and Mortgagee is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the
                           other   party.

                                            4.14  Application of the Proceeds of
                           the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Mortgagee at Mortgagor's request and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

                                            4.15     Unsecured     Portion    of
                           Indebtedness. If any part of the Debt cannot be lawfully secured by this Mortgage or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Mortgage.

                                            4.16  Cross  Default.  An  Event  of
                           Default hereunder which has not been cured within any applicable grace or cure period shall be a default under each of the other Loan Documents.

                                            4.17  Interest  After  Sale.  In the
                           event the Mortgaged Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the State of in which the Premises is located), bear interest at the Default Interest Rate.

                                            4.18  Inconsistency  with Other Loan
                           Documents. In the event of any inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions of the Note shall control over the provisions of this Mortgage, and that the provisions of this Mortgage shall control over the provisions of the Assignment of Leases and Rents, the Guaranty and Indemnity Agreement, the Environmental Indemnity Agreement, and the other Loan Documents.

                                            4.19  Construction of this Document.
                           This   document  may  be  construed  as  a  mortgage,
                           security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

                                            4.20 No Merger. It is the desire and
                           intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Mortgaged Property. It is hereby understood and agreed that should Mortgagee acquire any additional or other interests in or to the Mortgaged Property or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee as evidenced by an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in such other or additional interests in or to the Mortgaged Property, toward the end that this Mortgage may be foreclosed as if owned by a stranger to said other or additional interests.

                                            4.21 Rights  With  Respect to Junior
                           Encumbrances. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Mortgaged Property or any interest therein shall be subject to the rights of Mortgagee to amend, modify, increase, vary, alter or supplement this Mortgage, the Note or any of the other Loan Documents, and to extend the maturity date of the Debt, and to increase the amount of the Debt, and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the Debt, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Mortgage losing its priority over the rights of any such junior lien.

                                            4.22  Mortgagee  May File  Proofs of
                           Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor or the principals, general partners or managing members in Mortgagor, or their respective creditors or property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the entire Debt at the date of the institution of such proceedings and for any additional amount which may become due and payable by Mortgagor hereunder after such date.

                                            4.23 Fixture  Filing.  This Mortgage
                           shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Mortgaged Property which are or are to become fixtures. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas) and is to be filed for record in the real estate records of the county where the Premises is situated. The mailing address of Mortgagor and the address of Mortgagee from which information concerning the security interests may be obtained are set forth in Section 1.22 above.

                                            4.24    After-Acquired     Mortgaged
                           Property. All property acquired by Mortgagor after the date of this Mortgage which by the terms of this Mortgage shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Mortgagor and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Mortgage. Nevertheless, Mortgagor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances as Mortgagee shall require for accomplishing the purposes of this Mortgage.

                                            4.25 No Representation. By accepting
                           delivery of any item required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to the Loan Documents, including, but not limited to, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Mortgagee.

                                            4.26 Counterparts. This Mortgage may
                           be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Mortgage may be detached from any counterpart of this Mortgage without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Mortgage identical in form hereto but having attached to it one or more additional signature pages.

                                            4.27       Personal       Liability.
                           Notwithstanding anything to the contrary contained in this Mortgage, the liability of Mortgagor and its officers, directors, general partners, managers, members and principals for the Debt and for the performance of the other agreements, covenants and obligations contained herein and in the Loan Documents shall be limited as set forth in Section
                           3.6 of the Note.

                                            4.28 Recording and Filing. Mortgagor
                           will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Mortgagee shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Mortgagor shall reimburse Mortgagee, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Mortgaged Property.

                                            4.29    Entire     Agreement     and
                           Modifications. This Mortgage and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Mortgage and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

                  4.30 Maximum Interest. The provisions of this Mortgage and of all agreements between Mortgagor and Mortgagee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid ("Interest") to Mortgagee for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Mortgagor and Mortgagee shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then, ipso facto, the obligation to be performed or fulfilled shall be reduced to such limit, and if, from any circumstance whatsoever, Mortgagee shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or, at the option of Mortgagee, be paid over to Mortgagor, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This Section will control all agreements between Mortgagor and Mortgagee.

                  4.31 Interest Payable by Mortgagor. Mortgagee shall cause funds in the Replacement Reserve to be deposited into interest bearing accounts of the type customarily maintained by Mortgagee or its servicing agent for the investment of similar reserves, which accounts may not yield the highest interest rate then available. Interest payable on such amounts shall be computed based on the daily outstanding balance in the Replacement Reserve. Such interest shall be calculated on a simple, non-compounded interest basis based solely on contributions made to the Replacement Reserve by Mortgagor. All interest earned on amounts contributed to the Replacement Reserve shall be retained by Mortgagee and accumulated for the benefit of Mortgagor and added to the balance in the Replacement Reserve and shall be disbursed for payment of the items for which other funds in the Replacement Reserve are to be disbursed.


                   [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                         -3-
         IN WITNESS WHEREOF, Mortgagor has executed this Mortgage on the day and year first written above.

                                   MORTGAGOR:


WITNESS:                                             ONE PRICE REALTY, INC.,
                          a South Carolina corporation
   /s/  Kimber Frank
                                                              By:                   /s/ C. Burt Duren
                                                                       Name:            C. Burt Duren
  /s/   Abby Wenzel                                                    Title:           Treasurer


STATE OF NEW YORK                   )
                                    )
COUNTY OF  NEW YORK                 )


I, Felicia Dell'Olio, a Notary Public for New York, do hereby certify that C. Burt Duren personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and (where an official seal is required by law) official seal this 17th day of June, 1997.


 /s/ Felicia Dell'Olio              (SEAL)
Signature of Notary Public
My commission expires:

         Felicia Dell'Olio
         Notary Public, State of New York
         Qualification New York County
         Commission Expires June 23, 1998

                                    EXHIBIT A

                                Legal Description